UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22883

ARK ETF Trust
(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

3 East 28th Street, 7th Floor
New York, NY 10016
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 426-7040

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT
JULY 31, 2021
INVESTING AT THE PACE OF INNOVATION
ARK Genomic Revolution ETF (ARKG)
ARK Autonomous Technology & Robotics ETF (ARKQ)
ARK Innovation ETF (ARKK)
ARK Next Generation Internet ETF (ARKW)
ARK Fintech Innovation ETF (ARKF)
ARK Space Exploration & Innovation ETF (ARKX)
The 3D Printing ETF (PRNT)
The ARK Israel Innovative Technology ETF (IZRL)
ARK Invest | 3 E. 28th Street, 7th Floor, New York, NY 10016 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Important Notice

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be made available on http://ark-funds.com/investor-resources, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (212) 426-7040.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (212) 426-7040 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report should be read in conjunction with the Trust’s prospectus.
The principal risks of investing in the ARK ETFs include: Market Risk. The value of the Funds’ assets will fluctuate as the markets in which the Funds invest fluctuate. The value of the Funds’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, exchange trading suspensions and closures (including exchanges of a Fund’s underlying securities), infectious disease outbreaks or pandemics, terrorism, regulatory events and government controls, that affect large portions of the market. Equity Securities Risk: The value of the equity securities the Funds hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold participate or factors relating to specific companies in which the Funds invest (e.g., litigation or government regulation), among other factors. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Funds may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value. Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities such as risks of currency exchange rates, differences in foreign accounting and legal standards, the availability of less reliable financial information, and government restrictions on repatriation of capital. Health Care Sector Risk: Companies in the health care sector may be adversely affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in government regulation (such as through the imposition or removal of tariffs), world events, economic conditions, environmental damages, product liability claims and exchange rates. Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The markets in which many information technology companies compete face rapidly evolving industry standards and government regulations, frequent new service and product announcements, introductions and enhancements, and changing customer demands. Communications Sector Risk: Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Financial Technology Sector Risk: Companies in the financial technology (“FinTech”) sector that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech companies may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future. Cryptocurrency Investment Risk: The Funds may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust (e.g., the Grayscale Bitcoin Trust (BTC)) that will experience any associated volatility of the underlying cryptocurrency. ARKW may also have exposure to bitcoin through other pooled investment vehicles that invest in bitcoin, such as exchange-traded funds that are domiciled and listed for trading in Canada. The Funds’ exposure to cryptocurrencies may change over time and, accordingly, such exposure may not always be present in the Funds’ portfolios. Cryptocurrencies such as bitcoin are not “fiat” currencies of any central bank or government and currently are not subject to the authority of any central bank or government authority and are therefore not backed by any government, and regulatory and tax treatment of cryptocurrencies continues to develop. Disruptive Innovation Risk: Companies that the adviser and sub-adviser believe create and capitalize on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.
The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2021. Management’s Discussion of Fund Performance presents information about the ARK ETFs’ holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of July 31, 2021. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.
Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.
The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not exactly match those in an index, and performance of an ARK ETF will differ from the performance of an index. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Letter
(Unaudited)
Dear Shareholder:
ARK Investment Management LLC (“ARK”), the investment adviser to the ARK ETFs, specializes in thematic investing in disruptive innovation. The ARK ETFs include portfolio companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, DNA sequencing, and blockchain technology. These platforms involve 14 technologies including gene therapies, 3D printing, cloud computing, big data analytics, and cryptocurrencies. According to our estimates, the five innovation platforms and 14 technologies should generate more than $75 trillion in business value and wealth creation over the next decade. Today, we believe these platforms account for less than $14 trillion in global equity market capitalization, giving investors an opportunity to capitalize on long term growth opportunities if they stay on the right side of change.
ARK believes it is imperative for investors to stay on the right side of change because our research suggests that the global economy has entered a period of convulsive changes, some exceptionally good and others devastating, that will shape financial markets for years to come. Thanks to seeds planted during the tech and telecom bubble more than 20 years ago, record-breaking technological changes are creating not only exponential growth opportunities but also black holes in global economies and financial markets. Staying on the right side of change could determine success and failure not only in investment portfolios but also in careers, companies, and countries.
Where are the black holes associated with technologically enabled innovation? In our view, any company not investing aggressively in one or more of five major innovation platforms and 14 technologies evolving today will lose its way. In harm’s way are companies that have spent the last 10-20 years engineering their financial results to satisfy the short-term demands of short-sighted investors. We believe those that have leveraged their balance sheets to buy back shares and pay dividends are at particular risk because deflation can ravage debt holders: technologically enabled innovation is deflationary. Stretching for yield, fixed income investors have enabled this behavior and, at some point, could have to pay for it.
So, investors beware. According to our research, innovation is evolving at such a rapid pace that traditional equity and fixed income benchmarks are being populated increasingly by so-called value traps, stocks and bonds that are “cheap” for a reason. Critical to investment success will be moving to the right side of change, avoiding industries and companies in the crosshairs of  “creative destruction” and embracing those creating “disruptive innovation”
On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.
We appreciate the opportunity to help you meet your investment goals and thank you for enabling us to invest for you at the pace of innovation!
Sincerely,
Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)
Market Review and Investment Strategy
During the fiscal year ended July 31, 2021, global equity markets appreciated despite the continued volatility associated with COVID‐19. At the start of the fiscal year in August 2020, the markets already had recovered rapidly from the sharp 30%+ drawdown in the equity market earlier in the year. This V-shaped rebound set the stage for strong economic momentum in a world scrambling to adjust to the "new normal."
On the back of record‐breaking monetary and fiscal stimulus, public equities rebounded dramatically. Growth stocks – particularly those associated with companies solving problems created by the pandemic– outperformed value stocks significantly through the end of 2020 and the beginning of 2021. This divergence also could have been related to fears of a relapse into recession and the “creative destruction” that innovation is fomenting in traditional value sectors like financial services, energy, and industrials. In mid‐February, however, cyclical sectors around the world began to recover as producers were scrambling to catch up with consumer demand that had depleted inventories. ARK's expectations for a healthy rotation into more value‐oriented, cyclical strategies proved correct as the bull market broadened out and strengthened.
During the fiscal year, the movement in interest rates was remarkable. In December 2020, the US Treasury yield curve steepened suddenly, suggesting that bond investors were anticipating rapid GDP growth and/or higher inflation. During the first quarter of 2021, 10‐year Treasury bond yields nearly doubled from 0.91% on January 4th to 1.74% on March 31st, stoking fears of inflation. Never have interest rates doubled in such a short period of time. By the end of July 2021, the US Treasury 10‐Year yield had declined 50 basis points to 1.24%, suggesting that deflation instead of inflation could be the key risk to the global economic outlook.
While many economists and strategists are weighing the odds of inflation, ARK remains focused on the risks of deflation. Despite a record jump in the US consumer savings rate during the pandemic, spending shifted from services to goods, forcing businesses to scramble to keep up with higher‐than‐expected demand. ARK believes this profound shift in consumer behavior may have resulted in businesses double and triple‐ordering goods which, as consumers shift spending back from goods to services, could result in excess inventory accumulation, ending supply chain disruptions as quickly as they began. In response to the excess supply, commodity prices could unwind as sharply as they have increased, causing cyclical deflation. Secular price deflation – both good and bad – could add to the pressures. We believe innovation is the source of good deflation, as learning curves cut costs and increase productivity. Conversely, companies that have not prepared for the surge in innovation now underway, acquiescing instead to the demands of short‐term oriented shareholders demanding share buybacks and dividends and leveraging their balance sheets to do so, are likely to suffer from bad deflation. To service debt, they could be forced to cut prices as innovation disrupts their existing world order.
ARK continues to research and discover companies it believes are causing or embracing disruptive innovation, creating potential pockets of rapid growth in an otherwise uncertain growth environment. Relative to the S&P 500 Index and the MSCI World Index, ARK’s active ETFs outperformed these broad-based indexes during the fiscal year ended July 31, 2021, while ARK’s self‐indexed ETFs turned in mixed performance.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Genomic Revolution ETF (ARKG)
The ARK Genomic Revolution ETF is an actively managed exchange traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution.
During the fiscal year ended July 31, 2021, the ARK Genomic Revolution ETF (ARKG) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKG’s performance were Pacific Biosciences (PACB), CRISPR Therapeutics (CRSP), Invitae Corp (NVTA), Intellia Therapeutics (NTLA), and Twist Bioscience (TWST). Pacific Biosciences (PACB) announced major technological and business breakthroughs as well as a $900 million investment from SoftBank in the first quarter of 2021. Both the UK-based Welcome Sanger Institute and the Children’s Mercy Hospital Kansas City have increased their investments in Sequel IIe sequencers and Pacific Biosciences also expanded its management team by hiring two Illumina (ILMN) alumni. Finally, in the first quarter of 2021, the company announced a multi-year collaboration with Invitae (NVTA) to develop an ultra-high-throughput sequencing platform based on Pacific Biosciences’ HiFi, a technology which, in our view, provides the most accurate and complete view of the genome. CRISPR Therapeutics (CRSP) also contributed to performance thanks to positive industry and company news, primarily in the fourth quarter of 2020. Jennifer Doudna and Emmanuelle Charpentier, the former a co-founder of Editas, Intellia, and Caribou and the latter a co-founder of CRISPR Therapeutics, won the Nobel Prize in Chemistry for their discovery of CRISPR Cas9 gene-editing technology. Additionally, CRISPR Therapeutics announced encouraging data on early but potential cures for sickle cell disease and beta-thalassemia at the American Society of Hematology (ASH). The company also presented data on its CAR-T cell trial targeting B cell malignancies, which demonstrated a 50% complete response rate at three months in its third dose level cohort. Lastly, CRISPR Therapeutics received funding from the Bill and Melinda Gates Foundation to support CRISPR Cas9-based HIV therapies research. Intellia Therapeutics (NTLA) contributed to performance after publishing the first-ever clinical data demonstrating the potential safety and efficacy of in vivo genome editing. The drug candidate,
NTLA-2001, is positioned as a single-dose cure for the hereditary form of ATTR amyloidosis (hATTR), a deadly disease caused by excessive expression of the amyloid protein.
The biggest detractors from ARKG’s performance were Teladoc Health (TDOC), Illumina (ILMN), Ionis Pharmaceuticals (IONS), Berkely Lights (BLI), and Vertex Pharmaceuticals (VRTX). Despite reporting a strong fiscal year, shares of Teladoc (TDOC) detracted in the face of competitive noise in the telemedicine space from Amazon (AMZN), Talkspace, and Hims & Hers (HIMS). Additionally, “stay-at-home stocks” underwent a valuation reset as COVID-19 vaccinations proliferated. ARK believes that virtual care is here to stay and that Teladoc’s data science and comprehensive platform are its moats. Historically in the US, healthcare data has been highly fragmented, an impediment that Teladoc appears to be overcoming. Thanks to its recent acquisition of Livongo, we believe that Teladoc has strengthened its data and analytical capabilities. Shares of Berkely Lights (BLI) struggled as the company announced missed earnings with mixed guidance. In ARK’s view, Berkeley Lights will be a central actor in developing and manufacturing cell-based products. Berkeley’s products will be used by pharmaceutical companies, contract manufacturing organizations (CMOs), and contract development and manufacturing organizations (CDMOs), and hospitals to optimize cell therapies. During the period, Vertex Pharmaceuticals (VRTX) abandoned further development of VX-864, a phase 2 drug for alpha-1 antitrypsin deficiency (AATD). We believe that the disappointing news put selling pressure on the company’s public shares.
Average Annual Total Returns as of 7/31/21
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Genomic Revolution ETF (ARKG)
Net Asset Value	58.48%	44.98%	37.07%	25.09%
Market Price	58.39%	44.89%	37.07%	25.09%
S&P 500 Index	36.45%	18.16%	17.35%	14.64%
MSCI World Net Index	35.07%	14.49%	14.29%	11.28%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
ARKG’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is

Management’s Discussion of Fund Performance (continued)
(Unaudited)
0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Autonomous Technology & Robotics ETF (ARKQ)
The ARK Autonomous Technology & Robotics ETF is an actively managed exchange traded fund that invests in securities of autonomous technology and robotics companies that are relevant to the Fund’s investment theme of robotics and autonomous technology.
During the fiscal year ended July 31, 2021, the ARK Robotics & Autonomous Technology ETF (ARKQ) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKQ’s performance were Tesla (TSLA), Materialise (MTLS), BYD Co (BYDDY), Deere & Co (DE), and Trimble (TRMB). Appreciation in Tesla (TSLA) was driven by a strong second half of 2020, during which time the stock was added to the S&P 500 Index (December), and a 2021 second quarter earnings report that beat both top- and bottom-line expectations while improving its automotive gross margin (excluding regulatory credits) year-over-year. We believe that many sources of volatility have begun to dissipate, including tweets from Elon Musk around Bitcoin. Tesla has since surprised investors to the upside with the number of China-made EV deliveries, and Gigafactory Shanghai is now the primary export hub of high-quality vehicles. Tesla continues to be a leader in electric vehicle market share and we believe that its growing fleet gives it access to an unparalleled amount of valuable driving data as it ramps up its autonomous capabilities. Deere & Co (DE) appreciated in anticipation of President Biden’s infrastructure proposal and better than expected first quarter 2021 results thanks to improved conditions in the agriculture and construction sectors. Shares of Trimble (TRMB) appreciated on the back of positive news relating to new partnerships, new technology developments, and strong earnings beats on both the top and bottom lines. Over the past year, Trimble has focused its portfolio and divested non-core businesses, while continuing to invest in its cloud platform and autonomy.
The biggest detractors from ARKQ’s performance were 2U Inc (TWOU), Blade Air Mobility (BLDE), Splunk (SPLK), Baidu (BIDU), and Vuzix (VUZI). Shares of education technology firm 2U Inc (TWOU) depreciated in February 2021 after a mixed earnings release and the general unwinding of  “stay-at-home stocks” as COVID-19 vaccinations proliferated. Blade Air Mobility (BLDE) experienced volatility after its SPAC announcement in December 2020. Shares traded up substantially and eventually reverted to their original levels. Part of this decline could have been due to concerns with its approach to investor relations before going public. ARK believes air taxi growth will pick up faster than expected, and Blade should benefit as air travel increases. Chinese stocks, in particular shares of technology-focused companies, sold off broadly after the central government continued its regulatory crackdown. Shares of Baidu Inc. (BIDU) were impacted by the broad sell-off.
Average Annual Total Returns as of 7/31/21
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Autonomous Technology & Robotics ETF (ARKQ)
Net Asset Value	55.31%	34.08%	32.72%	23.85%
Market Price	55.17%	34.01%	32.78%	23.87%
S&P 500 Index	36.45%	18.16%	17.35%	14.60%
MSCI World Net Index	35.07%	14.49%	14.29%	11.02%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
ARKQ’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Innovation ETF (ARKK)
The ARK Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Theme”), robotics and autonomous technology (“Robotics and Autonomous Technology Theme”), next generation internet (“Next Generation Internet Theme”) or financial technology (“Fintech Theme”).
During the fiscal year ended July 31, 2021, the ARK Innovation ETF outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKK’s performance were Tesla (TSLA), Roku (ROKU), Intellia Therapeutics (NTLA), Square (SQ), and CRISPR Therapeutics (CRSP). Appreciation in Tesla (TSLA) was driven by a strong second half of 2020, during which time the stock was added to the S&P 500 Index (December), and a 2021 second quarter earnings report that beat both top- and bottom-line expectations while improving its automotive gross margin (excluding regulatory credits) year-over-year. We believe that many sources of volatility have begun to dissipate, including tweets from Elon Musk around Bitcoin. Tesla has since surprised investors to the upside with the number of China-made EV deliveries, and Gigafactory Shanghai is now the primary export hub of high-quality vehicles. Tesla continues to be a leader in electric vehicle market share and we believe that its growing fleet gives it access to an unparalleled amount of valuable driving data as it ramps up its autonomous capabilities. Roku (ROKU) contributed to performance after positive developments in content agreements and acquisitions, the consumer shift out of traditional TV into streaming resulting in account growth, international expansion, and platform revenue strength. Intellia Therapeutics (NTLA) contributed to performance after publishing the first-ever clinical data demonstrating the safety and efficacy of in vivo genome editing. The drug candidate, NTLA-2001, is positioned as a single-dose cure for the hereditary form of ATTR amyloidosis (hATTR), a deadly disease caused by excessive expression of the amyloid protein.
The biggest detractors from ARKK’s performance were Teladoc Health (TDOC), LendingTree (TREE), Coinbase Global (COIN), 2U Inc (TWOU), and Illumina (ILMN). Despite reporting a strong fiscal year, shares of Teladoc (TDOC) detracted in the face of competitive noise in the telemedicine space from Amazon (AMZN), Talkspace, and Hims & Hers (HIMS). Additionally, “stay-at-home stocks” underwent a valuation reset as COVID-19 vaccinations proliferated. ARK believes that virtual care is here to stay and that Teladoc’s data science and comprehensive platform are its moats. Historically in the US, healthcare data has been highly fragmented, an impediment that Teladoc appears to be overcoming. Thanks to its recent acquisition of Livongo, we believe that Teladoc has strengthened its data and analytical capabilities. LendingTree (TREE) detracted from performance primarily in the fourth quarter of 2020 after it lowered guidance and again after GCI Liberty disclosed that it would sell its stake in the stock. Additionally, in the first half of 2021, shares of LendingTree responded to mixed earnings and increased competitive pressure. Coinbase Global (COIN) responded to a 45% drop in the price of bitcoin from May 12, 2021 through July 19, 2021, precipitated in part we believe by Elon Musk’s second thoughts about the heavy use of energy in bitcoin mining. ARK believes that bitcoin mining, when incorporated into solar+battery utility ecosystems, could accelerate the proliferation of renewables faster than otherwise would be the case.
Average Annual Total Returns as of 7/31/21
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Innovation ETF (ARKK)
Net Asset Value	51.65%	41.56%	44.05%	32.07%
Market Price	51.76%	41.55%	44.12%	32.10%
S&P 500 Index	36.45%	18.16%	17.35%	14.64%
MSCI World Net Index	35.07%	14.49%	14.29%	11.28%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
ARKK’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on

Management’s Discussion of Fund Performance (continued)
(Unaudited)
the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Next Generation Internet ETF (ARKW)
The ARK Next Generation Internet ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of next generation internet.
During the fiscal year ended July 31, 2021, the ARK Next Generation Internet ETF (ARKW) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKW’s performance were Tesla (TSLA), Roku (ROKU), Square (SQ), Grayscale Bitcoin Trust (GBTC), and Snap (SNAP). Appreciation in Tesla (TSLA) was driven by a strong second half of 2020, during which time the stock was added to the S&P 500 Index (December), and a 2021 second quarter earnings report that beat both top- and bottom-line expectations while improving its automotive gross margin (excluding regulatory credits) year-over-year. We believe that many sources of volatility have begun to dissipate, including tweets from Elon Musk around Bitcoin. Tesla has since surprised investors to the upside with the number of China-made EV deliveries, and Gigafactory Shanghai is now the primary export hub of high-quality vehicles. Tesla continues to be a leader in electric vehicle market share and we believe that its growing fleet gives it access to an unparalleled amount of valuable driving data as it ramps up its autonomous capabilities. Roku (ROKU) also contributed after positive developments in content agreements and acquisitions, the consumer shift out of traditional TV into streaming resulting in account growth, international expansion, and platform revenue strength. Square (SQ) appreciated as the pandemic accelerated the adoption of digital wallets, as seen by the rapid growth of Square’s Cash App. The company also experienced a faster than expected rebound of its seller business, strong earnings reports, and strategic initiatives, including activity in the cryptocurrency space.
The biggest detractors from ARKW’s performance were Teladoc Health (TDOC), Skillz (SKLZ), Coinbase Global (COIN), LendingTree (TREE), and Pinduoduo (PDD). Despite reporting a strong fiscal year, shares of Teladoc (TDOC) detracted in the face of competitive noise in the telemedicine space from Amazon (AMZN), Talkspace, and Hims & Hers (HIMS). Additionally, “stay-at-home stocks” underwent a valuation reset as COVID-19 vaccinations proliferated. ARK believes that virtual care is here to stay and that Teladoc’s data science and comprehensive platform are its moats. Historically in the US, healthcare data has been highly fragmented, an impediment that Teladoc appears to be overcoming. Thanks to its recent acquisition of Livongo, we believe that Teladoc has strengthened its data and analytical capabilities. Shares of Skillz Inc. (SKLZ) depreciated based on concerns surrounding a short report in March 2021 and questioning of the company’s concentration of revenue. ARK believes that Skillz’ platform is misunderstood and that Skillz’ growth is being underestimated by consensus views. Coinbase Global (COIN) responded to a 45% drop in the price of bitcoin from May 12, 2021 through July 19, 2021, precipitated in part we believe by Elon Musk’s second thoughts about the heavy use of energy in bitcoin mining. ARK believes that bitcoin mining, when incorporated into solar+battery utility ecosystems, could accelerate the proliferation of renewables faster than otherwise would be the case.
Average Annual Total Returns as of 7/31/21
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Next Generation Internet ETF (ARKW)
Net Asset Value	50.06%	45.29%	48.11%	37.50%
Market Price	50.24%	45.35%	48.28%	37.53%
S&P 500 Index	36.45%	18.16%	17.35%	14.60%
MSCI World Net Index	35.07%	14.49%	14.29%	11.02%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
ARKW’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares

Management’s Discussion of Fund Performance (continued)
(Unaudited)
outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Fintech Innovation ETF (ARKF)
The ARK Fintech Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of financial technology (“Fintech”) innovation.
During the fiscal year ended July 31, 2021, the ARK Fintech Innovation ETF (ARKF) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKF’s performance were Square (SQ), Sea Ltd (SE), Pinterest (PINS), Snap (SNAP), and Silvergate Capital (SI). Square (SQ) appreciated as the pandemic accelerated the adoption of digital wallets, as seen by the rapid growth of Square’s Cash App. The company also experienced a faster than expected rebound of its seller business, strong earnings reports, and strategic initiatives, including activity in the cryptocurrency space. Sea Limited (SE) saw its revenues increase over the period. The company continued to do well with its self-developed global hit game, Free Fire, and grew average daily orders significantly within its e-commerce platform, Shopee. Pinterest (PINS) contributed to performance after reporting better than expected revenue growth in multiple quarters, alongside positive trends in net income improvement and growth in monthly active users. Pinterest could be benefitting from an accelerated shift in the advertising market from linear TV to social media platforms.
The biggest detractors from ARKF’s performance were KE Holdings (BEKE), Opendoor Technologies (OPEN), LendingTree (TREE),
Coinbase Global (COIN), and Ping An Healthcare and Technology (188 HK). Shares of KE Holdings (BEKE), China’s largest real estate brokerage platform, sold off during the government crackdown in China. Specifically, China issued a joint notice from eight ministries that plans to introduce regulations across the broad real estate industry, covering developers, brokers, rental platforms, and HOAs. Despite beating first-quarter 2021 expectations, shares of Opendoor Technologies (OPEN) sold off in part due to potential signs of the housing market slowing down. ARK also believes that shares are continuing to be punished in a higher interest rate environment. LendingTree (TREE) detracted from performance primarily in the fourth quarter of 2020 after it lowered guidance and again after GCI Liberty disclosed that it would sell its stake in the stock. Additionally, in the first half of 2021, shares of LendingTree responded to mixed earnings and increased competitive pressure.
Average Annual Total Returns as of 7/31/21
	1 Year	Since Inception (Annualized)
ARK Fintech Innovation ETF (ARKF)
Net Asset Value	40.58%	46.13%
Market Price	40.29%	46.14%
S&P 500 Index	36.45%	23.67%
MSCI World Net Index	35.07%	20.11%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
ARKF’s inception date is 2/4/19.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKF is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Space Exploration & Innovation ETF (ARKX)
The ARK Space Exploration & Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of space exploration. ARK defines “Space Exploration” as leading, enabling, or benefitting from technologically enabled products and/or services that occur beyond the surface of the Earth.
Since the inception of the fund on March 30, 2021, through July 31, 2021, the ARK Space Exploration & Innovation ETF (ARKX) underperformed the S&P 500 Index and the MSCI World Index.
The top contributors to ARKX’s performance were Trimble (TRMB), NVIDIA (NVDA), Raven Industries (RAVN), Alphabet (GOOG), and Iridium Communications (IRDM). Shares of Trimble (TRMB) appreciated on the back of positive news relating to new partnerships, new technology developments, and strong earnings beats on both the top and bottom lines. Over the past year, Trimble has focused its portfolio and divested non-core businesses, while continuing to invest in its cloud platform and autonomy. Nvidia (NVDA) appreciated throughout the period following several quarters of strong revenue growth and positive guidance. Gaming revenue outperformed following launch of the RTX 3000 GPU line and on the back of a surge in cryptocurrency miner demand, while Datacenter revenue was boosted by continued adoption of GPUs for accelerating AI training. The stock also benefited from CEO Jensen Hwang’s optimism surrounding the ARM acquisition, sell-side upgrades, and a strong move in semiconductor stocks generally during the second quarter. During Investor Day, Nvidia also unveiled the Omniverse Platform, its Grace CPU, and an AI LaunchPad. In June 2021, CNH announced an agreement to acquire Raven Industries
(RAVN) for a significant premium. Raven Industries makes precision agriculture and high-altitude balloons and has placed a strong focus on autonomous agriculture equipment in recent years, while CNH is the second-largest agricultural equipment manufacturer globally.
The biggest detractors from ARKX’s performance were JD Logistics (2618 HK), Virgin Galactic (SPCE), Workhorse Group (WKHS), Komatsu Ltd (6301 JP), and JD.com (JD). Chinese stocks, in particular shares of technology-focused companies, sold off broadly after the central government continued its regulatory crackdown. Shares of JD Logistics (2618 HK) were impacted by the broad sell-off. Virgin Galactic (SPCE) depreciated not only in response to intensified competition from Blue Origin and SpaceX but also to lower than expected earnings and revenue. Furthermore, the stock was impacted by flight schedule delays and Founder Richard Branson’s decision to sell shares. WKHS suffered as Capitol Hill failed to clarify its position on the conversion of the US Postal Services’ fleet to electric vehicles. ARK exited WKHS to capitalize on the market’s downside volatility by rotating into higher conviction names.
Average Annual Total Returns as of 7/31/21
Since Inception
ARK Space Exploration & Innovation ETF (ARKX)
Net Asset Value	1.77%
Market Price	1.70%
S&P 500 Index	11.54%
MSCI World Net Index	9.94%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
ARKX's inception date is 3/30/21.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKX is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: The 3D Printing ETF (PRNT)
The 3D Printing ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index, which is designed to track the price movements of the stocks of companies involved in the 3D printing industry.
The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem. During the fiscal year ended July 31, 2021, The 3D Printing ETF (PRNT) outperformed the S&P 500 Index and the MSCI World Index.
The top contributors to PRNT’s performance were 3D Systems (DDD), SLM Solutions (AM3D GR), Materialise (MTLS), Straumann Holding (STMN SW), and ExOne (XONE). 3D Systems (DDD) was a top contributor after the company reported better than expected preliminary results in early January 2021, leading to a gap up in share price.
The biggest detractors from PRNT’s performance were Desktop Metal (DM), Nano Dimension (NNDM), Proto Labs (PRLB), Exco Technologies (XTC CN), and Eastman Kodak (KODK). Desktop Metal (DM) was the largest detractor from performance after Velo3D, another metal 3D printing company, announced in the first quarter of 2021 that it would go public via SPAC. In our view, each company specializes in a different printing technology focused on different applications.
Average Annual Total Returns as of 7/31/21
	1 Year	3 Year	5 Year	Since Inception (Annualized)
The 3D Printing ETF (PRNT)
Net Asset Value	70.76%	16.59%	14.38%	14.31%
Market Price	71.48%	16.38%	14.26%	14.28%
S&P 500 Index	36.45%	18.16%	17.35%	17.28%
MSCI World Net Index	35.07%	14.49%	14.29%	14.42%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
PRNT’s inception date is 7/19/16.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)
Investment Results: The ARK Israel Innovative Technology ETF (IZRL)
The ARK Israel Innovative Technology ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israeli Innovation Index, which is designed to track the price movements of exchange-listed Israeli companies whose main business operations are causing disruptive innovation in the areas of genomics, biotechnology, industrials, manufacturing, the Internet, and/or information technology.
During the fiscal year ended July 31, 2021, the ARK Israel Innovative Technology ETF (IZRL) underperformed the S&P 500 Index and the MSCI World Index.
The top contributors to IZRL’s performance were Fiverr International (FVRR), Perion Network (PERI), InMode (INMD), Fattal Holdings (FTAL IT), and Stratasys (SSYS). Shares of InMode (INMD) appreciated steadily over the fiscal period due to strong earnings reports for each quarter, beating both revenue and earnings estimates.
The biggest detractors from IZRL’s performance were BiondVax Pharmaceuticals (BVXV), Pluristem Therapeutics (PSTI), PolyPid Ltd
(PYPD), RoboGroup (ROBO IT), and Nano-X Imaging (NNOX). Pluristem Therapeutics (PSTI) depreciated sharply in the fourth quarter of 2020 due to unfavorable results of a Phase III study for the treatment of critical limb ischemia (CLI). Following a recommendation from the independent Data Monitoring Committee (DMC), the company decided to terminate the CLI study to focus on different therapeutic areas.
Average Annual Total Returns as of 7/31/21
	1 Year	3 Year	Since Inception (Annualized)
The ARK Israel Innovative Technology ETF (IZRL)
Net Asset Value	21.06%	15.19%	13.60%
Market Price	21.87%	14.72%	13.49%
S&P 500 Index	36.45%	18.16%	17.10%
MSCI World Net Index	35.07%	14.49%	13.35%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/21 (At Net Asset Value)
*
IZRL’s inception date is 12/5/17.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for IZRL is 0.49%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Shareholder Expense Examples
(Unaudited)
As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The examples below are based on an investment of  $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2021 through July 31, 2021).
Actual Expenses
The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution ETF
Actual	$1,000.00	$827.50	0.75%	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Autonomous Technology & Robotics ETF
Actual	$1,000.00	$930.10	0.75%	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Innovation ETF
Actual	$1,000.00	$872.70	0.75%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Next Generation Internet ETF
Actual	$1,000.00	$928.40	0.75%	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Fintech Innovation ETF
Actual	$1,000.00	$972.20	0.75%	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Space Exploration & Innovation ETF
Actual	$1,000.00	$1,017.70	0.71%	$2.43(b)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.71%	$3.56
The 3D Printing ETF
Actual	$1,000.00	$959.90	0.66%	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
The ARK Israel Innovative Technology ETF
Actual	$1,000.00	$930.20	0.49%	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46

(a)
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the period, then divided by 365).

(b)
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 124/365 (the number of days in the period, then divided by 365).

Sector Diversification (as a percentage of total investments)
July 31, 2021 (Unaudited)
ARK Genomic Revolution
ETF (ARKG)

■	Health Care	96.1%
■	Information Technology	3.1
■	Materials	0.4
■	Financials	0.2
■	Money Market Fund	0.2
		100.0
ARK Autonomous Technology
& Robotics ETF (ARKQ)

■	Information Technolorgy	30.5%
■	Industrials	26.5
■	Consumer Discretionary	25.1
■	Communication Services	13.1
■	Money Market Fund	2.5
■	Health Care	1.4
■	Technology	0.9
		100.0
ARK Innovation ETF (ARKK)

■	Information Technology	32.2%
■	Health Care	27.3
■	Communication Services	19.9
■	Consumer Discretionary	13.8
■	Financials	5.2
■	Industrials	1.4
■	Money Market Fund	0.2
		100.0
ARK Next Generation
Internet ETF (ARKW)

■	Information Technology	35.5%
■	Communication Services	23.0
■	Consumer Discretionary	22.4
■	Financials	12.9
■	Health Care	5.9
■	Money Market Fund	0.3
		100.0
ARK Fintech Innovation
ETF (ARKF)

■	Information Technology	43.3%
■	Communication Services	20.9
■	Financials	16.5
■	Consumer Discretionary	12.9
■	Health Care	3.3
■	Real Estate	2.8
■	Money Market Fund	0.3
		100.0
ARK Space Exploration
& Innovation ETF (ARKX)

■	Industrials	47.2%
■	Information Technology	25.8
■	Communication Services	12.0
■	Equity Fund	6.8
■	Consumer Discretionary	6.1
■	Technology	1.1
■	Money Market Fund	1.0
		100.0

Sector Diversification (as a percentage of total investments) (concluded)
July 31, 2021 (Unaudited)
The 3D Printing ETF (PRNT)

■	Information Technology	53.3%
■	Industrials	24.7
■	Health Care	13.4
■	Consumer Discretionary	4.8
■	Materials	3.6
■	Consumer Staples	0.1
■	Money Market Fund	0.1
		100.0
The ARK Israel Innovative
Technology ETF (IZRL)

■	Information Technology	49.0%
■	Health Care	27.1
■	Industrials	12.3
■	Communication Services	6.8
■	Consumer Discretionary	4.1
■	Money Market Fund	0.7
		100.0

Schedule of Investments
ARK Genomic Revolution ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 99.9%
Biotechnology – 49.9%
AquaBounty Technologies, Inc.*†	6,605,904	$32,699,225
Arcturus Therapeutics Holdings, Inc.*†	2,711,242	84,888,987
Beam Therapeutics, Inc.*	1,707,285	157,070,220
CareDx, Inc.*†	3,690,771	310,172,395
Caribou Biosciences, Inc.*	1,484,672	24,051,686
Cellectis SA (France)*†(a)	4,393,624	56,897,431
CRISPR Therapeutics AG (Switzerland)*	1,773,623	214,643,856
Dicerna Pharmaceuticals, Inc.*	315,434	11,831,929
Editas Medicine, Inc.*	1,248,440	52,259,698
Evogene Ltd. (Israel)*†	3,157,559	9,030,619
Exact Sciences Corp.*	4,043,106	436,008,551
Fate Therapeutics, Inc.*	4,316,228	357,383,678
Incyte Corp.*	3,046,079	235,614,211
Intellia Therapeutics, Inc.*	1,501,146	212,937,560
Invitae Corp.*	4,618,185	129,262,998
Ionis Pharmaceuticals, Inc.*†	9,025,335	335,200,942
Iovance Biotherapeutics, Inc.*	6,270,302	139,639,625
Organovo Holdings, Inc.*	259,097	1,987,274
Pluristem Therapeutics, Inc.*	577,080	1,892,822
Recursion Pharmaceuticals, Inc., Class A*	2,750,117	83,466,051
Regeneron Pharmaceuticals, Inc.*	685,000	393,607,850
Repare Therapeutics, Inc. (Canada)*†	2,796,024	93,387,201
Sarepta Therapeutics, Inc.*	484,541	32,842,189
Seres Therapeutics, Inc.*	2,447,801	17,379,387
Surface Oncology, Inc.*†	4,327,530	26,008,455
Twist Bioscience Corp.*†	2,468,853	303,792,362
Veracyte, Inc.*	1,937,800	86,348,368
Vertex Pharmaceuticals, Inc.*	1,813,163	365,497,398
Verve Therapeutics, Inc.*	1,248,853	74,219,334
Total Biotechnology		4,280,022,302
Chemicals – 0.4%
Zymergen, Inc.*	1,055,590	36,723,976
Electronic Equipment, Instruments & Components – 1.0%
908 Devices, Inc.*†	2,620,273	81,883,531
Financial Services – 0.2%
Dynamics Special Purpose Corp., Class A*†	2,003,952	19,718,888
Health Care Equipment & Supplies – 1.3%
Butterfly Network, Inc.*	7,623,822	81,879,849
Cerus Corp.*	5,617,976	28,314,599
Total Health Care Equipment & Supplies		110,194,448
Health Care Providers & Services – 7.4%
1Life Healthcare, Inc.*	3,130,499	84,648,693
Accolade, Inc.*†	5,546,261	259,620,477
Castle Biosciences, Inc.*†	2,242,615	156,646,658
Signify Health, Inc., Class A*	5,284,084	139,077,091
Total Health Care Providers & Services		639,992,919
Investments	Shares	Value
Health Care Technology – 12.7%
Schrodinger, Inc.*	2,510,581	$169,891,016
Sema4 Holdings Corp.*	4,530,685	51,106,127
Teladoc Health, Inc.*	3,999,730	593,759,919
Veeva Systems, Inc., Class A*	814,964	271,146,672
Total Health Care Technology		1,085,903,734
Life Sciences Tools & Services – 15.5%
10X Genomics, Inc., Class A*	793,671	145,424,337
Adaptive Biotechnologies Corp.*	4,197,778	153,890,542
Berkeley Lights, Inc.*	3,189,773	145,389,853
Codexis, Inc.*†	6,417,351	135,791,147
Compugen Ltd. (Israel)*	3,941,643	26,763,756
NanoString Technologies, Inc.*	918,658	56,901,677
Pacific Biosciences of California, Inc.*†	14,322,897	460,481,139
Personalis, Inc.*†	4,643,578	97,468,702
Quantum-Si, Inc.*†	7,570,025	71,309,635
Seer, Inc.*	1,264,045	40,373,597
Total Life Sciences Tools & Services		1,333,794,385
Molecular Diagnostics – 0.4%
CM Life Sciences II, Inc.*†	2,740,375	32,363,829
Pharmaceuticals – 9.0%
Bristol-Myers Squibb Co.	1,300,025	88,232,697
Novartis AG (Switzerland)(a)	2,528,010	233,562,844
Roche Holding AG (Switzerland)(a)	4,407,446	212,703,344
Takeda Pharmaceutical Co. Ltd. (Japan)(a)	14,615,090	241,148,985
Total Pharmaceuticals		775,647,870
Software – 1.7%
UiPath, Inc., Class A*	2,375,452	148,608,277
Technology Hardware, Storage & Peripherals – 0.4%
Pure Storage, Inc., Class A*	1,492,363	29,130,926
Total Common Stocks
(Cost $9,174,033,733)		8,573,985,085
MONEY MARKET FUND – 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)
(Cost $18,866,018)	18,866,018	18,866,018
Total Investments – 100.1% (Cost $9,192,899,751)		8,592,851,103
Liabilities in Excess of Other Assets – (0.1)%		(4,837,354)
Net Assets – 100.0%		$8,588,013,749

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Genomic Revolution ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stocks — 29.9%
Biotechnology — 14.6%
AquaBounty Technologies, Inc.
4,007,184	46,405,965	(17,562,715)	9,948,164	(10,099,373)	—	—	6,605,904	32,699,225
Arcturus Therapeutics Holdings, Inc.
102,661,199	189,641,949	(130,709,214)	50,273,705	(126,978,652)	—	—	2,711,242	84,888,987
CareDx, Inc.
56,180,009	418,853,405	(287,043,938)	69,548,787	52,634,132	—	—	3,690,771	310,172,395
Cellectis SA
44,530,240	77,506,824	(38,001,947)	4,636,350	(31,774,036)	—	—	4,393,624	56,897,431
Evogene Ltd.
471,804	7,367,652	(6,924,098)	4,401,410	3,713,851	—	—	3,157,559	9,030,619
Ionis Pharmaceuticals, Inc.
23,692,732	507,299,348	(94,525,097)	5,161,189	(106,427,230)	—	—	9,025,335	335,200,942
Iovance Biotherapeutics, Inc.
57,865,957	327,559,233	(100,612,735)	8,903,506	(154,076,336)	—	—	—	—
Organovo Holdings, Inc.
5,023,413	56,549	(1,237,735)	245,270	(2,100,223)	—	—	—	—
Pluristem Therapeutics, Inc.
13,398,579	21,525,386	(15,768,364)	(13,901,777)	(3,361,002)	—	—	—	—
Repare Therapeutics, Inc.
—	110,854,042	(18,413,385)	2,849,076	(1,902,532)	—	—	2,796,024	93,387,201
Surface Oncology, Inc.
—	52,738,225	(12,025,122)	1,090,786	(15,795,434)	—	—	4,327,530	26,008,455
Syros Pharmaceuticals, Inc.
31,650,621	7,286,853	(26,648,338)	(10,216,444)	(2,072,692)	—	—	—	—
Twist Bioscience Corp.
65,138,038	474,508,560	(275,988,255)	84,059,843	(43,925,824)	—	—	2,468,853	303,792,362
Electronic Equipment, Instruments & Components — 1.0%
908 Devices, Inc.
—	133,883,101	(22,382,829)	9,316,990	(38,933,731)	—	—	2,620,273	81,883,531
Financial Services — 0.2%
Dynamics Special Purpose Corp.
—	21,943,695	(1,892,159)	(12,016)	(320,632)	—	—	2,003,952	19,718,888
Health Care Providers & Services — 4.8%
Accolade, Inc.
8,343,860	342,698,992	(86,087,272)	15,645,729	(20,980,832)	—	—	5,546,261	259,620,477
Castle Biosciences, Inc.
21,460,870	217,112,803	(100,695,086)	21,721,069	(2,952,998)	—	—	2,242,615	156,646,658
Health Care Technology — 0.0%
Sema4 Holdings Corp.
—	112,398,026	(20,102,169)	(1,380,242)	(39,809,488)	—	—	—	—
Life Sciences Tools & Services — 8.9%
Codexis, Inc.
13,842,945	161,497,645	(48,240,496)	16,143,106	(7,452,053)	—	—	6,417,351	135,791,147
Compugen Ltd.
81,843,425	19,096,166	(30,898,863)	8,997,692	(52,274,664)	—	—	—	—
See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Genomic Revolution ETF
July 31, 2021
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Life Sciences Tools & Services — 8.9% (continued)
Pacific Biosciences of California, Inc.
35,920,859	207,923,105	(278,465,663)	201,756,617	293,346,221	—	—	14,322,897	460,481,139
Personalis, Inc.
42,136,152	138,148,204	(59,500,308)	29,381,429	(52,696,775)	—	—	4,643,578	97,468,702
Quantum-Si, Inc.
—	89,436,855	(2,691,586)	788,886	(16,224,520)	—	—	7,570,025	71,309,635
Molecular Diagnostics — 0.4%
CM Life Sciences II, Inc.
—	41,055,232	(3,243,329)	98,994	(5,547,068)	—	—	2,740,375	32,363,829
$608,167,887	$3,726,797,815	$(1,679,660,703)	$519,458,119	$(386,011,891)	$—	$—	87,284,169	$2,567,361,623

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
ARK Genomic Revolution ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$8,573,985,085	$—	$—	$8,573,985,085
Money Market Fund	18,866,018	—	—	18,866,018
Total	$8,592,851,103	$—	$—	$8,592,851,103

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Autonomous Technology & Robotics ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 97.8%
Aerospace & Defense – 13.7%
AeroVironment, Inc.*	384,693	$38,892,462
Elbit Systems Ltd. (Israel)	255,009	33,821,844
Kratos Defense & Security Solutions, Inc.*†	7,093,120	192,932,864
Lockheed Martin Corp.	212,355	78,925,983
Teledyne Technologies, Inc.*	87,733	39,722,870
Total Aerospace & Defense		384,296,023
Airlines – 1.1%
Blade Air Mobility, Inc.*†	3,905,347	29,954,012
Auto Components – 2.3%
Magna International, Inc. (Canada)	764,564	64,093,400
Automobiles – 14.9%
BYD Co. Ltd. (China)(a)	540,324	33,348,797
Niu Technologies (China)*(a)	2,209,887	56,573,107
Tesla, Inc.*	476,788	327,648,714
Total Automobiles		417,570,618
Biotechnology – 0.0%(b)
Organovo Holdings, Inc.*	146,241	1,121,668
Computer Hardware – 0.9%
Jaws Spitfire Acquisition Corp., Class A*†	2,656,357	26,430,752
Diversified Consumer Services – 1.4%
2U, Inc.*	891,565	38,693,921
Diversified Telecommunication – 5.2%
Iridium Communications, Inc.*	3,439,256	145,239,781
Electronic Equipment, Instruments & Components – 6.9%
Trimble, Inc.*	2,280,083	194,947,097
Health Care Equipment & Supplies – 1.4%
Intuitive Surgical, Inc.*	39,624	39,285,611
Household Durables – 1.1%
Vuzix Corp.*	2,089,598	30,926,050
Interactive Media & Services – 7.9%
Alphabet, Inc., Class C*	52,357	141,595,318
Baidu, Inc. (China)*(a)	482,219	79,088,738
Kanzhun Ltd. (China)*(a)	396	13,642
Tencent Holdings Ltd. (China)(a)	13,144	804,413
Total Interactive Media & Services		221,502,111
Internet & Direct Marketing Retail – 5.6%
Alibaba Group Holding Ltd. (China)*(a)	151,531	29,577,336
JD.com, Inc. (China)*(a)	1,785,427	126,551,066
Total Internet & Direct Marketing Retail		156,128,402
Investments	Shares	Value
Machinery – 8.8%
Caterpillar, Inc.	235,940	$48,780,595
Deere & Co.	212,285	76,760,133
ExOne Co. (The)*	740,247	12,288,100
Komatsu Ltd. (Japan)(a)	2,711,972	67,853,540
Markforged Holding Corp.*	2,638,196	28,017,642
PACCAR, Inc.	6,713	557,112
Proto Labs, Inc.*	192,023	15,014,278
Total Machinery		249,271,400
Road & Rail – 1.9%
TuSimple Holdings, Inc., Class A*	1,417,427	52,161,314
Semiconductors & Semiconductor Equipment – 5.9%
NVIDIA Corp.	179,872	35,073,241
NXP Semiconductors NV (China)	281,192	58,035,217
Teradyne, Inc.	580,850	73,767,950
Total Semiconductors & Semiconductor Equipment		166,876,408
Software – 12.7%
ANSYS, Inc.*	90,726	33,428,902
Materialise NV (Belgium)*(a)	1,517,989	33,046,621
Synopsys, Inc.*	127,690	36,773,443
UiPath, Inc., Class A*	2,076,288	129,892,577
Unity Software, Inc.*	1,149,956	123,183,287
Total Software		356,324,830
Technology Hardware, Storage & Peripherals – 5.1%
3D Systems Corp.*	2,655,313	73,127,320
Nano Dimension Ltd. (Israel)*(a)	7,418,031	46,956,136
Stratasys Ltd.*	1,095,591	21,626,966
Total Technology Hardware, Storage & Peripherals		141,710,422
Transportation – 1.0%
Atlas Crest Investment Corp., Class A*†	2,876,215	28,560,815
Total Common Stocks (Cost $2,751,687,677)		2,745,094,635
MONEY MARKET FUND – 2.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(c) (Cost $69,573,952)	69,573,952	69,573,952
Total Investments – 100.3% (Cost $2,821,261,629)		2,814,668,587
Liabilities in Excess of Other Assets – (0.3)%		(8,028,850)
Net Assets – 100.0%		$2,806,639,737

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Autonomous Technology & Robotics ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year is as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stocks — 9.9%
Aerospace & Defense — 6.9%
Kratos Defense & Security Solutions, Inc.
15,331,156	214,059,176	(44,697,216)	12,492,225	(4,252,477)	—	—	7,093,120	192,932,864
Airlines — 1.1%
Blade Air Mobility, Inc.
—	62,031,690	(8,545,565)	(927,361)	(22,604,752)	—	—	3,905,347	29,954,012
Computer Hardware — 0.9%
Jaws Spitfire Acquisition Corp.
—	31,761,829	(4,160,854)	(13,145)	(1,157,078)	—	—	2,656,357	26,430,752
Machinery – 0.0%
ExOne (The) Co.
7,142,895	2,428,561	(7,093,163)	4,902,197	4,907,610	—	—	—	—
Markforged Holding Corp.
—	35,797,734	(5,012,027)	(145,858)	(2,622,207)	—	—	—	—
Metal Fabrication — 0.0%
Galileo Acquisition Corp.
—	16,066,826	(15,897,512)	(169,314)	—	—	—	—	—
Technology Hardware, Storage & Peripherals — 0.0%
Nano Dimension Ltd.
304,389	94,569,493	(40,824,286)	10,374,619	(17,468,079)	—	—	—	—
Transportation — 1.0%
Atlas Crest Investment Corp.
—	37,849,413	(4,912,282)	(182,314)	(4,194,002)	—	—	2,876,215	28,560,815
$22,778,440	$494,564,722	$(131,142,905)	$26,331,049	$(47,390,985)	$—	$—	16,531,039	$277,878,443

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Less than 0.05%

(c)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
ARK Autonomous Technology & Robotics ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$2,745,094,635	$—	$—	$2,745,094,635
Money Market Fund	69,573,952	—	—	69,573,952
Total	$2,814,668,587	$—	$—	$2,814,668,587

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 99.9%
Automobiles – 10.7%
Tesla, Inc.*	3,500,833	$2,405,772,438
Biotechnology – 16.7%
Beam Therapeutics, Inc.*†	4,670,285	429,666,220
CRISPR Therapeutics AG (Switzerland)*†	4,876,394	590,141,202
Editas Medicine, Inc.*†	4,279,930	179,157,870
Exact Sciences Corp.*	6,356,385	685,472,559
Fate Therapeutics, Inc.*	4,448,004	368,294,731
Intellia Therapeutics, Inc.*†	4,152,036	588,966,306
Invitae Corp.*†	11,855,181	331,826,516
Iovance Biotherapeutics, Inc.*†	8,489,319	189,057,134
Seres Therapeutics, Inc.*	3,722,898	26,432,576
Twist Bioscience Corp.*	1,841,440	226,589,192
Veracyte, Inc.*	3,285,861	146,417,966
Total Biotechnology		3,762,022,272
Capital Markets – 5.3%
Coinbase Global, Inc., Class A*	4,263,190	1,008,585,490
Robinhood Markets, Inc., Class A*	4,914,748	172,753,392
Total Capital Markets		1,181,338,882
Diversified Consumer Services – 1.0%
2U, Inc.*†	5,156,616	223,797,134
Diversified Telecommunication – 1.6%
Iridium Communications, Inc.*†	8,319,135	351,317,071
Electronic Equipment, Instruments & Components – 0.6%
Trimble, Inc.*	1,683,849	143,969,089
Entertainment – 12.8%
Nintendo Co. Ltd. (Japan)(a)	3,576,384	229,782,672
Roku, Inc.*	2,982,667	1,277,506,103
Sea Ltd. (Taiwan)*(a)	1,362,250	376,198,960
Skillz, Inc.*	13,748,010	193,571,981
Spotify Technology SA*	3,485,591	797,050,094
Total Entertainment		2,874,109,810
Health Care Equipment & Supplies – 0.3%
Cerus Corp.*†	12,202,803	61,502,127
Health Care Technology – 5.8%
Teladoc Health, Inc.*†	8,818,488	1,309,104,544
Hotels Restaurants & Leisure – 2.1%
DraftKings, Inc., Class A*	9,562,144	463,763,984
Interactive Media & Services – 5.5%
Twitter, Inc.*	8,291,547	578,335,403
Zillow Group, Inc., Class C*	6,298,654	669,294,974
Total Interactive Media & Services		1,247,630,377
Investments	Shares	Value
IT Services – 13.1%
Shopify, Inc., Class A (Canada)*	674,117	$1,011,128,312
Square, Inc., Class A*	4,404,371	1,089,024,773
Twilio, Inc., Class A*	2,282,564	852,743,085
Total IT Services		2,952,896,170
Life Sciences Tools & Services – 4.5%
10X Genomics, Inc., Class A*	2,409,361	441,467,216
Berkeley Lights, Inc.*†	3,472,513	158,277,143
Compugen Ltd. (Israel)*†	6,419,980	43,591,664
NanoString Technologies, Inc.*	1,878,436	116,350,326
Pacific Biosciences of California, Inc.*	7,678,367	246,859,499
Total Life Sciences Tools & Services		1,006,545,848
Machinery – 0.7%
Proto Labs, Inc.*†	1,990,334	155,624,215
Road & Rail – 0.7%
TuSimple Holdings, Inc., Class A*	4,534,846	166,882,333
Semiconductors & Semiconductor Equipment – 1.1%
Teradyne, Inc.	1,903,801	241,782,727
Software – 17.0%
DocuSign, Inc.*	1,763,876	525,705,603
Materialise NV (Belgium)*†(a)	3,692,041	80,375,733
PagerDuty, Inc.*†	5,533,880	224,620,189
Palantir Technologies, Inc., Class A*	22,189,818	481,740,949
UiPath, Inc., Class A*	8,138,273	509,130,359
Unity Software, Inc.*	8,521,637	912,837,755
Zoom Video Communications, Inc., Class A*	2,899,163	1,096,173,530
Total Software		3,830,584,118
Technology Hardware, Storage & Peripherals – 0.4%
Stratasys Ltd.*†	4,144,793	81,818,214
Total Common Stocks (Cost $21,642,749,532)		22,460,461,353
MONEY MARKET FUND – 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b) (Cost $55,063,857)	55,063,857	55,063,857
Total Investments – 100.1% (Cost $21,697,813,389)		22,515,525,210
Liabilities in Excess of Other Assets – (0.1)%		(20,096,356)
Net Assets – 100.0%		$22,495,428,854

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stocks — 22.2%
Biotechnology — 10.3%
Beam Therapeutics, Inc.
—	511,716,012	(132,410,423)	25,043,598	25,317,033	—	—	4,670,285	429,666,220
CRISPR Therapeutics AG
349,654,719	400,731,306	(389,395,223)	220,061,095	9,089,305	—	—	4,876,394	590,141,202
Editas Medicine, Inc.
167,727,632	54,225,083	(140,771,775)	65,966,160	32,010,770	—	—	4,279,930	179,157,870
Intellia Therapeutics, Inc.
124,058,583	2,669,475	(213,718,529)	169,898,383	506,058,394	—	—	4,152,036	588,966,306
Invitae Corp.
436,592,122	151,153,207	(266,311,338)	175,890,772	(165,498,247)	—	—	11,855,181	331,826,516
Iovance Biotherapeutics, Inc.
111,737,202	423,279,172	(181,134,836)	(27,046,587)	(137,777,817)	—	—	8,489,319	189,057,134
Organovo Holdings, Inc.
11,151,324	50,716	(12,555,733)	(5,411,069)	6,764,762	—	—	—	—
Seres Therapeutics, Inc.
31,255,090	80,085,762	(155,908,172)	48,118,839	22,881,057	—	—	—	—
Syros Pharmaceuticals, Inc.
52,386,859	14,833,590	(41,251,618)	(25,229,878)	(738,953)	—	—	—	—
Twist Bioscience Corp.
57,775,335	271,958,960	(161,477,689)	68,880,350	(10,547,764)	—	—	—	—
Veracyte, Inc.
111,568,341	88,395,401	(91,900,646)	61,059,084	(22,704,214)	—	—	—	—
Consumer Finance — 0.0%
LendingTree, Inc.
224,789,652	187,805,535	(254,412,310)	(97,999,605)	(60,183,272)	—	—	—	—
Diversified Consumer Services — 1.0%
2U, Inc.
288,737,750	93,515,725	(133,167,991)	73,877,398	(99,165,748)	—	—	5,156,616	223,797,134
Diversified Telecommunication — 1.6%
Iridium Communications, Inc.
73,837,798	378,734,919	(149,604,326)	44,737,970	3,610,710	—	—	8,319,135	351,317,071
Entertainment – 0.0%
HUYA, Inc.
71,876,179	91,855,010	(117,130,759)	(45,976,601)	(623,829)	—	—	—	—
Health Care Equipment & Supplies — 0.3%
Cerus Corp.
110,213,187	28,115,213	(44,120,574)	9,695,955	(42,401,654)	—	—	12,202,803	61,502,127
Health Care Technology — 5.8%
Teladoc Health, Inc.
—	2,378,569,710	(596,833,930)	20,636,217	(493,267,453)	—	—	8,818,488	1,309,104,544
Life Sciences Tools & Services — 0.9%
Berkeley Lights, Inc.
—	232,291,692	(52,135,303)	1,852,167	(23,731,413)	—	—	3,472,513	158,277,143
Compugen Ltd.
142,266,832	41,789,751	(62,545,510)	14,932,550	(92,851,959)	—	—	6,419,980	43,591,664
See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF
July 31, 2021
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Life Sciences Tools & Services — 0.9% (continued)
NanoString Technologies, Inc.
102,159,848	177,481,886	(233,304,566)	90,974,269	(20,961,110)	—	—	—	—
Machinery — 0.7%
ExOne (The) Co.
18,236,340	4,714,545	(29,603,143)	8,186,732	(1,534,473)	—	—	—	—
Proto Labs, Inc.
218,068,251	205,119,051	(157,357,018)	31,569,580	(141,775,649)	—	—	1,990,334	155,624,215
Software — 1.3%
Materialise NV
90,286,259	96,087,427	(101,533,787)	45,380,498	(49,844,664)	—	—	3,692,041	80,375,733
PagerDuty, Inc.
107,564,804	146,914,239	(118,397,600)	59,275,022	29,263,724	—	—	5,533,880	224,620,189
Technology Hardware, Storage & Peripherals — 0.3%
Pure Storage, Inc.
145,380,257	276,633,507	(458,726,068)	51,053,337	(14,341,032)	—	—	—	—
Stratasys Ltd.
114,094,825	—	(92,495,606)	26,577,390	33,641,605	—	—	4,144,793	81,818,214
$3,161,419,189	$6,338,726,894	$(4,388,204,473)	$1,112,003,626	$(709,311,891)	$—	$—	98,073,728	$4,998,843,282

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$22,460,461,353	$—	$—	$22,460,461,353
Money Market Fund	55,063,857	—	—	55,063,857
Total	$22,515,525,210	$—	$—	$22,515,525,210

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Next Generation Internet ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 94.6%
Automobiles – 10.6%
Tesla, Inc.*	896,697	$616,210,178
Biotechnology – 0.9%
Veracyte, Inc.*	1,117,490	49,795,354
Capital Markets – 6.3%
Coinbase Global, Inc., Class A*	1,096,974	259,522,109
Concord Acquisition Corp., Class A*†	2,794,940	28,340,692
Khosla Ventures Acquisition Co. II, Class A*†	4,174,229	44,079,858
Robinhood Markets, Inc., Class A*	953,729	33,523,574
Total Capital Markets		365,466,233
Consumer Finance – 1.3%
LendingClub Corp.*	3,127,763	76,317,417
Diversified Consumer Services – 0.9%
2U, Inc.*	1,240,377	53,832,362
Entertainment – 14.0%
Netflix, Inc.*	89,159	46,146,024
Nintendo Co. Ltd. (Japan)(a)	1,277	82,047
ROBLOX Corp., Class A*	1,255,593	96,655,549
Roku, Inc.*	453,912	194,415,049
Sea Ltd. (Taiwan)*(a)	413,623	114,226,128
Skillz, Inc.*	6,646,176	93,578,158
Spotify Technology SA*	914,550	209,130,148
Walt Disney Co. (The)*	352,361	62,022,583
Total Entertainment		816,255,686
Health Care Technology – 5.1%
Teladoc Health, Inc.*	2,010,176	298,410,627
Hotels Restaurants & Leisure – 2.7%
DraftKings, Inc., Class A*	3,235,427	156,918,210
Household Durables – 1.0%
Vuzix Corp.*†	4,038,094	59,763,791
Interactive Media & Services – 9.0%
Kanzhun Ltd. (China)*(a)	291	10,025
Snap, Inc., Class A*	835,981	62,213,706
Tencent Holdings Ltd. (China)(a)	291	17,809
Twitter, Inc.*	4,738,006	330,475,919
Zillow Group, Inc., Class C*	1,229,115	130,605,760
Total Interactive Media & Services		523,323,219
Internet & Direct Marketing Retail – 3.9%
Etsy, Inc.*	397,729	72,987,249
Farfetch Ltd., Class A (United Kingdom)*	1,178,942	59,088,573
JD.com, Inc. (China)*(a)	291	20,626
MercadoLibre, Inc. (Argentina)*	60,400	94,749,480
Investments	Shares	Value
Pinduoduo, Inc. (China)*(a)	97	$8,886
Total Internet & Direct Marketing Retail		226,854,814
IT Services – 16.8%
Adyen NV (Netherlands)*(a)	1,153,546	62,556,799
Okta, Inc.*	350,359	86,815,457
PayPal Holdings, Inc.*	208,205	57,366,724
Shopify, Inc., Class A (Canada)*	189,005	283,494,270
Snowflake, Inc., Class A*	98	26,040
Square, Inc., Class A*	1,051,476	259,987,956
Twilio, Inc., Class A*	607,032	226,781,085
Total IT Services		977,028,331
Leisure Products – 3.3%
Peloton Interactive, Inc., Class A*	1,616,901	190,875,163
Software – 18.0%
Cloudflare, Inc., Class A*	512,786	60,831,803
DocuSign, Inc.*	197,570	58,883,763
PagerDuty, Inc.*	1,329,878	53,979,748
Palantir Technologies, Inc., Class A*	4,576,908	99,364,673
Splunk, Inc.*	411,122	58,371,101
Trade Desk, Inc. (The), Class A*	1,709,592	140,032,681
UiPath, Inc., Class A*	1,954,064	122,246,244
Unity Software, Inc.*	2,191,384	234,741,054
Zoom Video Communications, Inc., Class A*	568,182	214,829,614
Total Software		1,043,280,681
Technology Hardware, Storage & Peripherals – 0.8%
Nano Dimension Ltd. (Israel)*(a)	7,414,417	46,933,260
Total Common Stocks (Cost $5,270,700,990)		5,501,265,326
UNIT TRUST – 5.3%
Financials – 5.3%
Grayscale Bitcoin Trust BTC* (Cost $270,118,667)	8,872,902	308,200,251
MONEY MARKET FUND – 0.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b) (Cost $17,727,566)	17,727,566	17,727,566
Total Investments – 100.2% (Cost $5,558,547,223)		5,827,193,143
Liabilities in Excess of Other Assets – (0.2)%		(13,553,227)
Net Assets – 100.0%		$5,813,639,916

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Next Generation Internet ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stocks — 2.3%
Capital Markets — 1.3%
Concord Acquisition Corp.
—	30,484,796	(1,215,603)	(16,017)	(912,484)	—	—	2,794,940	28,340,692
Khosla Ventures Acquisition Co. II
—	45,816,028	(1,709,605)	9,742	(36,307)	—	—	4,174,229	44,079,858
Consumer Finance — 0.0%
LendingClub Corp.
16,678,229	24,679,703	(38,444,677)	7,787,276	65,616,886	—	—	—	—
Entertainment — 0.0%
HUYA, Inc.
56,125,769	64,892,115	(93,157,648)	(16,021,118)	(11,839,118)	—	—	—	—
Household Durables — 1.0%
Vuzix Corp.
—	76,369,904	(4,852,335)	32,456	(11,786,234)	—	—	4,038,094	59,763,791
$72,803,998	$242,242,546	$(139,379,868)	$(8,207,661)	$41,042,743	$—	$—	11,007,263	$132,184,341

*
Non-income producing security

†
Affiliated security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
ARK Next Generation Internet ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$5,501,265,326	$—	$—	$5,501,265,326
Unit Trust‡	308,200,251	—	—	308,200,251
Money Market Fund	17,727,566	—	—	17,727,566
Total	$5,827,193,143	$—	$—	$5,827,193,143

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Fintech Innovation ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 99.8%
Banks – 4.2%
HDFC Bank Ltd. (India)(a)	250,528	$17,679,761
Silvergate Capital Corp., Class A*	672,615	69,144,822
TCS Group Holding PLC, Class Reg S (Russia)(b)	807,708	66,813,606
Total Banks		153,638,189
Capital Markets – 6.9%
Charles Schwab Corp. (The)	1,061	72,095
Coinbase Global, Inc., Class A*	681,038	161,119,970
Intercontinental Exchange, Inc.	541,624	64,902,804
Robinhood Markets, Inc., Class A*	594,494	20,896,464
Total Capital Markets		246,991,333
Consumer Finance – 2.3%
Kaspi.KZ JSC (Kazakhstan)(b)	222,375	25,172,850
LendingClub Corp.*	2,407,772	58,749,637
Total Consumer Finance		83,922,487
Entertainment – 4.5%
Sea Ltd. (Taiwan)*(a)	582,151	160,766,820
Health Care Providers & Services – 0.9%
Ping An Healthcare and Technology Co. Ltd. (China)*(c)	3,520,100	32,840,345
Health Care Technology – 2.4%
Teladoc Health, Inc.*	588,437	87,353,473
Hotels Restaurants & Leisure – 1.4%
DraftKings, Inc., Class A*	1,064,855	51,645,468
Insurance – 3.1%
Discovery Ltd. (South Africa)*	4,931,593	39,584,017
ZhongAn Online P&C Insurance Co. Ltd., Class H (China)*(c)	13,321,163	72,081,340
Total Insurance		111,665,357
Interactive Media & Services – 16.5%
Alphabet, Inc., Class C*	7,186	19,433,962
Facebook, Inc., Class A*	277,705	98,946,291
Pinterest, Inc., Class A*	1,740,807	102,533,532
Snap, Inc., Class A*	933,953	69,504,782
Tencent Holdings Ltd. (China)(a)	853,074	52,208,129
Z Holdings Corp. (Japan)	14,421,106	71,839,337
Zillow Group, Inc., Class C*	1,694,718	180,080,735
Total Interactive Media & Services		594,546,768
Investments	Shares	Value
Internet & Direct Marketing Retail – 11.5%
Alibaba Group Holding Ltd. (China)*(a)	147,838	$28,856,499
Amazon.com, Inc.*	12,082	40,203,942
Farfetch Ltd., Class A (United Kingdom)*	944,845	47,355,631
JD.com, Inc. (China)*(a)	1,011,380	71,686,614
Meituan, Class B (China)*(c)	1,391,119	38,487,301
MercadoLibre, Inc. (Argentina)*	94,408	148,097,830
Pinduoduo, Inc. (China)*(a)	426,663	39,086,598
Total Internet & Direct Marketing Retail		413,774,415
IT Services – 33.4%
Adyen NV (Netherlands)*(c)	50,587	137,390,641
BASE, Inc. (Japan)*	2,531,000	26,300,898
PayPal Holdings, Inc.*	621,481	171,236,660
Shopify, Inc., Class A (Canada)*	161,918	242,865,666
Square, Inc., Class A*	1,594,118	394,161,617
StoneCo Ltd., Class A (Brazil)*	1,040,286	61,210,428
Twilio, Inc., Class A*	356,756	133,280,474
Yeahka Ltd. (China)*	8,270,400	39,749,514
Total IT Services		1,206,195,898
Real Estate Management & Development – 2.8%
Opendoor Technologies, Inc.*	6,918,590	102,533,504
Software – 9.9%
Bill.com Holdings, Inc.*	214,230	44,307,049
DocuSign, Inc.*	339,513	101,188,454
Intuit, Inc.	139,366	73,859,799
UiPath, Inc., Class A*	1,477,934	92,459,551
Workday, Inc., Class A*	192,277	45,069,729
Total Software		356,884,582
Total Common Stocks (Cost $3,577,057,157)		3,602,758,639
MONEY MARKET FUND – 0.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(d) (Cost $9,506,787)	9,506,787	9,506,787
Total Investments – 100.1% (Cost $3,586,563,944)		3,612,265,426
Liabilities in Excess of Other Assets – (0.1)%		(1,996,366)
Net Assets – 100.0%		$3,610,269,060

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Fintech Innovation ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stock — 0.0%
Banks — 0.0%
Silvergate Capital Corp.
$1,646,155	$134,189,781	$(88,593,084)	$(3,481,480)	$25,383,450	$—	$—	—	$—

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Global Depositary Receipt

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
ARK Fintech Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$3,602,758,639	$—	$—	$3,602,758,639
Money Market Fund	9,506,787	—	—	9,506,787
Total	$3,612,265,426	$—	$—	$3,612,265,426

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Space Exploration & Innovation ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 92.9%
Aerospace & Defense – 33.6%
AeroVironment, Inc.*	171,610	$17,349,771
Airbus SE (France)*	69,618	9,555,039
Boeing Co. (The)*	74,056	16,772,203
Elbit Systems Ltd. (Israel)	63,838	8,466,834
HEICO Corp.	44,790	6,057,848
Kratos Defense & Security Solutions, Inc.*	1,417,778	38,563,562
L3Harris Technologies, Inc.	150,416	34,105,324
Lockheed Martin Corp.	73,735	27,405,087
Spirit AeroSystems Holdings, Inc., Class A	346,164	14,957,746
Teledyne Technologies, Inc.*	12,260	5,550,960
Thales SA (France)	241,827	25,387,833
Total Aerospace & Defense		204,172,207
Air Freight & Logistics – 2.9%
JD Logistics, Inc. (China)*(a)	4,888,223	17,644,062
Airlines – 1.2%
Blade Air Mobility, Inc.*	973,420	7,466,131
Computer Hardware – 1.1%
Jaws Spitfire Acquisition Corp., Class A*	693,861	6,903,917
Diversified Telecommunication – 6.3%
Iridium Communications, Inc.*	910,271	38,440,744
Electronic Equipment, Instruments & Components – 10.2%
Trimble, Inc.*	721,323	61,673,117
Entertainment – 2.6%
Netflix, Inc.*	30,372	15,719,636
Household Durables – 1.2%
Garmin Ltd.	44,236	6,953,899
Industrial Conglomerates – 1.2%
Honeywell International, Inc.	31,092	7,268,999
Raven Industries, Inc.*	50	2,912
Total Industrial Conglomerates		7,271,911
Interactive Media & Services – 3.2%
Alphabet, Inc., Class C*	7,077	19,139,180
Internet & Direct Marketing Retail – 5.1%
Alibaba Group Holding Ltd. (China)*(b)	41,676	8,134,738
Amazon.com, Inc.*	5,123	17,047,244
Meituan, Class B (China)*(a)	206,663	5,717,628
Total Internet & Direct Marketing Retail		30,899,610
Investments	Shares	Value
Machinery – 5.9%
Deere & Co.	27,096	$9,797,643
Komatsu Ltd. (Japan)	895,688	23,097,410
Markforged Holding Corp.*	291,339	3,094,020
Total Machinery		35,989,073
Semiconductors & Semiconductor Equipment – 3.8%
NVIDIA Corp.	61,252	11,943,528
Teradyne, Inc.	87,180	11,071,860
Total Semiconductors & Semiconductor Equipment		23,015,388
Software – 12.0%
ANSYS, Inc.*	17,882	6,588,802
Dassault Systemes SE (France)	324,987	17,934,252
Synopsys, Inc.*	24,534	7,065,547
UiPath, Inc., Class A*	272,618	17,054,982
Unity Software, Inc.*	227,665	24,387,475
Total Software		73,031,058
Transportation – 2.6%
Atlas Crest Investment Corp., Class A*	396,460	3,936,848
Reinvent Technology Partners, Class A*	1,190,925	11,885,431
Total Transportation		15,822,279
Total Common Stocks (Cost $558,368,417)		564,142,212
EXCHANGE – TRADED FUND – 6.9%
Equity Fund – 6.9%
The 3D Printing ETF*† (Cost $42,839,289)	1,095,858	41,642,604
MONEY MARKET FUND – 1.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(c) (Cost $6,356,450)	6,356,450	6,356,450
Total Investments – 100.8% (Cost $607,564,156)		612,141,266
Liabilities in Excess of Other Assets – (0.8)%		(4,587,962)
Net Assets – 100.0%		$607,553,304

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Space Exploration & Innovation ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 3/30/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Exchange – Traded Fund — 6.8%
Equity Fund — 6.8%
The 3D Printing ETF
$ —	$47,555,768	$(4,859,306)	$142,827	$(1,196,685)	$—	$—	1,095,858	$41,642,604

†
Affiliated security

*
Non-income producing security

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)
American Depositary Receipt

(c)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
ARK Space Exploration & Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$564,142,212	$—	$—	$564,142,212
Exchange – Traded Fund	41,642,604	—	—	41,642,604
Money Market Fund	6,356,450	—	—	6,356,450
Total	$612,141,266	$—	$—	$612,141,266

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 99.8%
Aerospace & Defense – 2.4%
Aerojet Rocketdyne Holdings, Inc.	126,735	$5,979,358
Hexcel Corp.*	9,567	520,636
Moog, Inc., Class A	74,021	5,764,015
Total Aerospace & Defense		12,264,009
Air Freight & Logistics – 1.0%
United Parcel Service, Inc., Class B	28,045	5,366,691
Auto Components – 2.3%
Cie Generale des Etablissements Michelin SCA (France)	36,718	5,997,780
Exco Technologies Ltd. (Canada)	705,475	5,812,987
Total Auto Components		11,810,767
Chemicals – 0.8%
5N Plus, Inc. (Canada)*	251,037	535,234
Arkema SA (France)	4,407	560,684
DuPont de Nemours, Inc.	7,002	525,500
Eastman Chemical Co.	4,914	553,906
Evonik Industries AG (Germany)	16,280	565,848
Koninklijke DSM NV (Netherlands)	2,919	588,481
Toray Industries, Inc. (Japan)	86,599	566,144
Total Chemicals		3,895,797
Commercial Services & Supplies – 0.1%
PyroGenesis Canada, Inc. (Canada)*	122,415	451,354
Electrical Equipment – 1.4%
AMETEK, Inc.	46,954	6,528,954
SGL Carbon SE (Germany)*	50,545	562,417
Total Electrical Equipment		7,091,371
Electronic Equipment, Instruments & Components – 10.2%
FARO Technologies, Inc.*	83,294	6,071,300
Hexagon AB, Class B (Sweden)	409,963	6,786,363
Renishaw PLC (United Kingdom)	281,670	20,006,862
Trimble, Inc.*	230,215	19,683,383
Total Electronic Equipment, Instruments & Components		52,547,908
Health Care Equipment & Supplies – 9.0%
Align Technology, Inc.*	9,967	6,935,039
Conformis, Inc.*†	12,892,332	19,209,575
Straumann Holding AG (Switzerland)	11,114	20,612,154
Total Health Care Equipment & Supplies		46,756,768
Industrial Conglomerates – 2.4%
3M Co.	2,747	543,741
General Electric Co.*	467,650	6,056,067
Siemens AG (Germany)	37,573	5,864,667
Total Industrial Conglomerates		12,464,475
Internet & Direct Marketing Retail – 2.5%
Xometry, Inc., Class A*	164,937	13,058,062
Life Sciences Tools & Services – 4.4%
CELLINK AB, Class B (Sweden)*	346,037	22,550,852
Investments	Shares	Value
Machinery – 17.4%
Desktop Metal, Inc., Class A*	2,052,312	$18,470,808
ExOne Co. (The)*†	1,133,482	18,815,801
Lincoln Electric Holdings, Inc.	44,073	6,145,098
OC Oerlikon Corp. AG (Switzerland)	526,134	5,959,193
Proto Labs, Inc.*	226,408	17,702,841
Sandvik AB (Sweden)	20,766	541,078
SLM Solutions Group AG (Germany)*	944,745	21,719,306
Total Machinery		89,354,125
Metals & Mining – 2.8%
Allegheny Technologies, Inc.*	26,616	546,427
Arconic Corp.*	176,681	6,349,915
Carpenter Technology Corp.	14,565	555,655
Kaiser Aluminum Corp.	50,847	6,187,063
voestalpine AG (Austria)	13,242	584,037
Total Metals & Mining		14,223,097
Software – 25.8%
Altair Engineering, Inc., Class A*	279,087	19,469,109
ANSYS, Inc.*	53,867	19,847,835
Autodesk, Inc.*	63,859	20,507,041
Dassault Systemes SE (France)	365,540	20,172,150
Materialise NV (Belgium)*(a)	751,795	16,366,577
Microsoft Corp.	66,170	18,852,495
PTC, Inc.*	133,103	18,028,801
Total Software		133,244,008
Technology Hardware, Storage & Peripherals – 17.3%
3D Systems Corp.*	873,271	24,049,883
Eastman Kodak Co.*	75,025	553,684
HP, Inc.	681,976	19,688,647
MGI Digital Graphic Technology (France)*	278,869	13,497,023
Nano Dimension Ltd. (Israel)*(a)	2,881,926	18,242,592
Stratasys Ltd.*	648,124	12,793,968
Xerox Holdings Corp.	23,604	569,565
Total Technology Hardware, Storage & Peripherals		89,395,362
Total Common Stocks (Cost $575,915,343)		514,474,646
PREFERRED STOCK – 0.1%
Household Products – 0.1%
Henkel AG & Co. KGaA (Germany) (Cost $583,106)	5,407	548,275
MONEY MARKET FUND – 0.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b) (Cost $480,720)	480,720	480,720
Total Investments – 100.0% (Cost $576,979,169)		515,503,641
Liabilities in Excess of Other Assets – (0.0)%(c)		(115)
Net Assets – 100.0%		$515,503,526

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The 3D Printing ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stocks — 7.4%
Health Care Equipment & Supplies — 3.7%
Conformis, Inc.
—	14,561,885	(172,962)	30,515	4,790,137	—	—	12,892,332	19,209,575
Machinery — 3.7%
ExOne (The) Co.
2,089,567	58,624,908	(16,321,877)	(2,306,671)	(23,270,126)	—	—	1,133,482	18,815,801
SLM Solutions Group AG
2,127,620	34,584,008	(15,235,793)	961,223	(717,752)	—	—	—	—
Technology Hardware, Storage & Peripherals — 0.0%
MGI Digital Graphic Technology
2,127,889	32,525,693	(13,396,541)	(3,592,933)	(4,167,085)	—	—	—	—
$6,345,076	$140,296,494	$(45,127,173)	$(4,907,866)	$(23,364,826)	$—	$—	14,025,814	$38,025,376

*
Non-income producing security

†
Affiliated security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2021.

(c)
Less than 0.05%

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$514,474,646	$—	$—	$514,474,646
Preferred Stock‡	548,275	—	—	548,275
Money Market Fund	480,720	—	—	480,720
Total	$515,503,641	$—	$—	$515,503,641

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The ARK Israel Innovative Technology ETF
July 31, 2021
Investments	Shares	Value
COMMON STOCKS – 99.4%
Aerospace & Defense – 4.2%
Bet Shemesh Engines Holdings 1997 Ltd. (Israel)*	197,115	$4,003,279
Elbit Systems Ltd. (Israel)	29,394	3,888,283
RADA Electronic Industries Ltd. (Israel)*	313,235	4,081,452
Total Aerospace & Defense		11,973,014
Biotechnology – 13.4%
BioLine RX Ltd. (Israel)*(a)	1,137,910	3,675,449
Chemomab Therapeutics Ltd. (Israel)*(a)	191,274	3,180,887
Collplant Biotechnologies Ltd. (Israel)*	202,679	3,605,659
Enlivex Therapeutics Ltd. (Israel)*	485,071	3,686,540
Entera Bio Ltd. (Israel)*	531,569	2,732,265
Evogene Ltd. (Israel)*	1,168,333	3,409,400
Gamida Cell Ltd. (Israel)*	660,833	3,409,898
Kamada Ltd. (Israel)*	686,122	3,778,181
Pluristem Therapeutics, Inc.*	980,500	3,216,040
UroGen Pharma Ltd.*	258,704	4,009,912
Vascular Biogenics Ltd. (Israel)*	1,476,500	3,218,770
Total Biotechnology		37,923,001
Communications Equipment – 10.0%
AudioCodes Ltd. (Israel)	117,648	3,854,148
BATM Advanced Communications Ltd. (Israel)*	3,246,850	3,976,575
Ceragon Networks Ltd. (Israel)*	1,090,119	4,360,476
Gilat Satellite Networks Ltd. (Israel)	407,160	4,267,037
Ituran Location and Control Ltd. (Israel)	153,168	3,888,936
Radware Ltd. (Israel)*	122,722	3,955,330
Silicom Ltd. (Israel)*	91,836	4,122,518
Total Communications Equipment		28,425,020
Diversified Telecommunication – 1.4%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)*	3,692,271	3,949,845
Electrical Equipment – 3.4%
Aquarius Engines AM Ltd. (Israel)*	275,214	3,316,190
Augwind Energy Tech Storage Ltd. (Israel)*	194,091	3,478,927
Phinergy Ltd. (Israel)*	857,161	2,916,867
Total Electrical Equipment		9,711,984
Electronic Equipment, Instruments & Components – 5.4%
Arad Ltd. (Israel)	297,836	3,961,933
Innoviz Technologies Ltd. (Israel)*	373,830	3,457,927
Nayax Ltd. (Israel)*	1,295,887	3,952,806
Priortech Ltd. (Israel)	145,838	3,767,200
Total Electronic Equipment, Instruments & Components		15,139,866
Entertainment – 1.3%
Playtika Holding Corp.*	164,764	3,662,704
Investments	Shares	Value
Health Care Equipment & Supplies – 5.3%
Check Cap Ltd.*	3,232,331	$3,555,564
Icecure Medical Ltd. (Israel)*	2,654,959	3,570,335
Inmode Ltd.*	36,594	4,159,640
Nano-X Imaging Ltd. (Israel)*	130,970	3,712,999
Total Health Care Equipment & Supplies		14,998,538
Hotels, Restaurants & Leisure – 1.2%
Fattal Holdings 1998 Ltd. (Israel)*	39,455	3,455,440
Household Durables – 1.3%
Electra Consumer Products 1970 Ltd. (Israel)	71,916	3,788,800
Internet & Direct Marketing Retail – 1.6%
Fiverr International Ltd. (Israel)*	17,875	4,449,266
IT Services – 7.0%
E&M Computing Ltd. (Israel)	640,592	3,997,135
Malam – Team Ltd. (Israel)	120,173	3,996,473
Matrix IT Ltd. (Israel)	148,310	4,087,529
One Software Technologies Ltd. (Israel)	252,313	3,868,409
Wix.com Ltd. (Israel)*	13,109	3,914,872
Total IT Services		19,864,418
Life Sciences Tools & Services – 0.9%
Compugen Ltd. (Israel)*	377,339	2,562,132
Machinery – 3.3%
Kornit Digital Ltd. (Israel)*	32,491	4,294,010
Plasson Industries Ltd. (Israel)	73,484	3,985,072
RoboGroup T.E.K Ltd. (Israel)*	1,198,258	1,106,141
Total Machinery		9,385,223
Media – 1.4%
Perion Network Ltd. (Israel)*	208,534	3,966,317
Pharmaceuticals – 7.5%
Intercure Ltd. (Israel)*	304,800	2,023,515
MediWound Ltd. (Israel)*	810,453	3,079,721
PolyPid Ltd. (Israel)*	499,502	4,080,931
Purple Biotech Ltd. (Israel)*(a)	737,182	4,069,245
Redhill Biopharma Ltd. (Israel)*(a)	20,266	130,513
Taro Pharmaceutical Industries Ltd.*	54,212	3,859,895
Teva Pharmaceutical Industries Ltd. (Israel)*(a)	428,057	4,130,750
Total Pharmaceuticals		21,374,570
Professional Services – 1.4%
Danel Adir Yeoshua Ltd. (Israel)	18,371	3,921,988

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The ARK Israel Innovative Technology ETF
July 31, 2021
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 5.6%
Camtek Ltd. (Israel)*	109,748	$4,104,575
Nova Ltd. (Israel)*	39,953	3,907,403
SolarEdge Technologies, Inc.*	15,549	4,034,655
Tower Semiconductor Ltd. (Israel)*	141,521	3,941,360
Total Semiconductors & Semiconductor Equipment		15,987,993
Software – 18.9%
Abra Information Technologies Ltd. (Israel)*	2,681,356	3,488,044
Allot Ltd. (Israel)*	206,364	3,900,280
Check Point Software Technologies Ltd. (Israel)*	30,403	3,864,221
Cognyte Software Ltd. (Israel)*	152,667	3,964,762
CyberArk Software Ltd.*	27,759	3,942,611
Hilan Ltd. (Israel)	72,721	3,745,722
JFrog Ltd. (Israel)*	85,891	3,763,744
Magic Software Enterprises Ltd. (Israel)	223,665	3,923,911
Monday.com Ltd.*	17,944	3,970,828
Nice Ltd. (Israel)*(a)	14,736	4,106,186
Sapiens International Corp. NV (Israel)	148,557	3,745,122
SimilarWeb Ltd. (Israel)*	164,980	3,956,220
Tufin Software Technologies Ltd. (Israel)*	364,785	3,673,385
WalkMe Ltd. (Israel)*	125,378	3,477,986
Total Software		53,523,022
Technology Hardware, Storage & Peripherals – 2.2%
Nano Dimension Ltd. (Israel)*(a)	573,849	3,632,464
Stratasys Ltd.*	136,900	2,702,406
Total Technology Hardware, Storage & Peripherals		6,334,870
Wireless Telecommunication Services – 2.7%
Cellcom Israel Ltd. (Israel)*	1,001,993	3,794,090
Partner Communications Co. Ltd. (Israel)*	891,236	3,846,169
Total Wireless Telecommunication Services		7,640,259
Total Common Stocks (Cost $305,644,060)		282,038,270
MONEY MARKET FUND – 0.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b) (Cost $2,101,652)	2,101,652	2,101,652
Total Investments – 100.1% (Cost $307,745,712)		284,139,922
Liabilities in Excess of Other Assets – (0.1)%		(423,576)
Net Assets – 100.0%		$283,716,346
See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The ARK Israel Innovative Technology ETF
July 31, 2021
Affiliated Issuer Transactions
A summary of the Fund’s fiscal year to date transactions with companies which are or were affiliated issuers during the year are as follows:
Value ($) at 7/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2021	Value ($) at 7/31/2021
Common Stock — 0.0%
Machinery — 0.0%
RoboGroup T.E.K Ltd.
$ —	$8,845,857	$(2,853,715)	$(3,730,271)	$(1,155,730)	$—	$—	—	$—

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2021.

Country	Value	% of Net Assets
Israel	$244,924,016	86.3%
United States	39,215,906	13.8
Total Investments	284,139,922	100.1
Liabilities in Excess of Other Assets	(423,576)	(0.1)
Net Assets	$283,716,346	100.0%
See accompanying Notes to Financial Statements.

Schedule of Investments (concluded)
The ARK Israel Innovative Technology ETF
July 31, 2021
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2021, based upon the three levels defined above:
The ARK Israel Innovative Technology ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$282,038,270	$—	$—	$282,038,270
Money Market Fund	2,101,652	—	—	2,101,652
Total	$284,139,922	$—	$—	$284,139,922

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2021
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
ASSETS:
Investments in non-affiliated securities at market value (Note 2)	$6,025,489,480	$2,536,790,144	$17,516,681,928	$5,695,008,802
Investments in affiliated securities at market value (Note 2)	2,567,361,623	277,878,443	4,998,843,282	132,184,341
Cash	28,905,693	—	—	—
Receivables:
Dividends and interest	1,625,430	510,801	1,396	216
Capital shares sold	—	—	174,873,063	104,384,445
Investment securities sold	85,852,300	44,622,033	386,063,110	185,421,779
Reclaims	5,173,812	9,177	1,778,642	—
Total Assets	8,714,408,338	2,859,810,598	23,078,241,421	6,116,999,583
LIABILITIES:
Payables:
Capital shares purchased	55,052,711	8,130,599	102,257,720	119,018,412
Investment securities purchased	65,576,735	43,189,084	465,708,021	180,550,559
Management fees (Note 3)	5,765,143	1,851,178	14,846,826	3,790,696
Total Liabilities	126,394,589	53,170,861	582,812,567	303,359,667
NET ASSETS	$8,588,013,749	$2,806,639,737	$22,495,428,854	$5,813,639,916
NET ASSETS CONSIST OF:
Paid-in capital	$9,233,434,150	$2,836,986,588	$21,756,802,071	$5,564,382,858
Total distributable earnings/accumulated (loss)	(645,420,401)	(30,346,851)	738,626,783	249,257,058
NET ASSETS	$8,588,013,749	$2,806,639,737	$22,495,428,854	$5,813,639,916
Shares outstanding	101,755,000	34,600,000	187,600,000	39,450,000
Net asset value, per share	$84.40	$81.12	$119.91	$147.37
Investments in non-affiliated securities at cost	$6,610,976,526	$2,512,241,828	$16,730,447,314	$5,413,627,857
Investments in affiliated securities at cost	$2,581,923,225	$309,019,801	$4,967,366,075	$144,919,366
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2021
	ARK Fintech Innovation ETF	ARK Space Exploration & Innovation ETF	The 3D Printing ETF	The ARK Israel Innovative Technology ETF
ASSETS:
Investments in non-affiliated securities at market value (Note 2)	$3,612,265,426	$570,498,662	$477,478,265	$284,139,922
Investments in affiliated securities at market value (Note 2)	—	41,642,604	38,025,376	—
Cash	—	60	—	96,972
Foreign Currency	—	—	14,688,509	—
Receivables:
Dividends and interest	67,993	24,473	45,638	53
Capital shares sold	4,729	—	—	—
Investment securities sold	63,408,538	18,335	1,234,680	2,278,426
Reclaims	—	52,003	135,859	—
Total Assets	3,675,746,686	612,236,137	531,608,327	286,515,373
LIABILITIES:
Due to custodian	357	—	—	—
Due to custodian for foreign currency	3,510	3,399	—	451
Payables:
Capital shares purchased	28,259,063	—	—	2,270,177
Investment securities purchased	34,762,986	4,311,189	15,812,651	405,903
Management fees (Note 3)	2,451,710	368,245	287,724	119,988
Other accrued expenses	—	—	4,426	2,508
Total Liabilities	65,477,626	4,682,833	16,104,801	2,799,027
NET ASSETS	$3,610,269,060	$607,553,304	$515,503,526	$283,716,346
NET ASSETS CONSIST OF:
Paid-in capital	$3,838,676,547	$619,810,288	$597,061,475	$328,298,698
Total accumulated loss	(228,407,487)	(12,256,984)	(81,557,949)	(44,582,352)
NET ASSETS	$3,610,269,060	$607,553,304	$515,503,526	$283,716,346
Shares outstanding	71,250,001	29,850,001	13,550,001	9,375,001
Net asset value, per share	$50.67	$20.35	$38.04	$30.26
Investments in non-affiliated securities at cost	$3,586,563,944	$564,724,867	$520,465,550	$307,745,712
Investments in affiliated securities at cost	$—	$42,839,289	$56,513,619	$—
Foreign currency at cost	$—	$—	$14,689,717	$—
See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended July 31, 2021
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$37,277,082	$7,871,072	$23,577,728	$3,519,543
Foreign withholding tax	(4,859,763)	(582,275)	(2,913,354)	(318,030)
Total Income	32,417,319	7,288,797	20,664,374	3,201,513
EXPENSES:
Management fees (Note 3)	51,716,966	15,985,299	132,792,042	38,295,039
Overdraft expense	2,772	72	1,395	1,290
Total Expenses	51,719,738	15,985,371	132,793,437	38,296,329
Net Investment Loss(1)	(19,302,419)	(8,696,574)	(112,129,063)	(35,094,816)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	(14,049,237)	(9,286,150)	319,235,734	108,503,174
Investments in affiliated securities	3,267,064	(540,914)	(105,614,986)	(29,891,627)
In-kind redemptions - non-affiliated securities	525,878,923	310,388,370	2,708,350,648	1,083,984,588
In-kind redemptions - affiliated securities	516,191,055	26,871,963	1,217,618,612	21,683,966
Net realized gain	1,031,287,805	327,433,269	4,139,590,008	1,184,280,101
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	(873,826,183)	(67,548,050)	(463,407,190)	(233,070,179)
Investments in affiliated securities	(129,133,574)	(31,141,358)	(663,678,593)	(12,735,025)
Change in unrealized depreciation	(1,002,959,757)	(98,689,408)	(1,127,085,783)	(245,805,204)
Net realized and unrealized gain on investments and foreign currency translation	28,328,048	228,743,861	3,012,504,225	938,474,897
Net Increase in Net Assets Resulting From Operations	$9,025,629	$220,047,287	$2,900,375,162	$903,380,081

(1)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended July 31, 2021
	ARK Fintech Innovation ETF	ARK Space Exploration & Innovation ETF(1)	The 3D Printing ETF	The ARK Israel Innovative Technology ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$3,952,354	$993,098	$2,259,322	$1,593,907
Foreign withholding tax	(107,393)	(81,117)	(118,792)	(388,098)
Total Income	3,844,961	911,981	2,140,530	1,205,809
EXPENSES:
Management fees (Note 3)	18,942,471	1,521,907	2,087,183	899,278
Overdraft expense	15,047	4,325	5,413	769
Other expenses	—	—	32,013	18,726
Total Expenses	18,957,518	1,526,232	2,124,609	918,773
Less expense waivers and reimbursements	—	(86,395)(3)	—	—
Net Expenses	18,957,518	1,439,837	2,124,609	918,773
Net Investment Income (Loss)(2)	(15,112,557)	(527,856)	15,921	287,036
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	(233,584,958)	(17,009,554)	6,350,663	(16,468,553)
Investments in affiliated securities	(29,397,361)	(128)	(16,275,927)	(3,654,527)
Foreign currency transactions	(669,959)	(116,902)	(4,379)	(122,778)
In-kind redemptions - non-affiliated securities	287,738,268	1,969,742	35,983,621	14,801,688
In-kind redemptions - affiliated securities	25,915,881	142,955	11,368,061	(75,744)
Net realized gain (loss)	50,001,871	(15,013,887)	37,422,039	(5,519,914)
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	(82,865,706)	5,773,795	(47,116,138)	(27,323,117)
Investments in affiliated securities	25,383,450	(1,196,685)	(18,488,243)	(1,155,730)
Foreign currency translation	(13,792)	(1,593)	(2,377)	(532)
Change in unrealized appreciation (depreciation)	(57,496,048)	4,575,517	(65,606,758)	(28,479,379)
Net realized and unrealized loss on investments and foreign currency translation	(7,494,177)	(10,438,370)	(28,184,719)	(33,999,293)
Net Decrease in Net Assets Resulting From Operations	$(22,606,734)	$(10,966,226)	$(28,168,798)	$(33,712,257)

(1)
Represents the period March 30, 2021 (commencement of operations) to July 31, 2021.

(2)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(3)
See Notes to Financial Statements (Note 3).

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution ETF		ARK Autonomous Technology & Robotics ETF
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2021	Year Ended July 31, 2020
OPERATIONS:
Net investment loss(1)	$(19,302,419)	$(4,801,803)	$(8,696,574)	$(673,701)
Net realized gain on investments and foreign currency transactions	1,031,287,805	46,282,958	327,433,269	23,237,711
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,002,959,757)	354,662,864	(98,689,408)	86,069,260
Net increase in net assets resulting from operations	9,025,629	396,144,019	220,047,287	108,633,270
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(62,384,714)	(15,340,243)	(14,434,200)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	10,605,437,472	787,535,328	3,123,783,591	211,181,482
Cost of shares redeemed	(3,553,920,853)	(44,448,521)	(970,644,388)	(38,824,698)
Net increase in net assets resulting from shareholder transactions	7,051,516,619	743,086,807	2,153,139,203	172,356,784
Increase in net assets	6,998,157,534	1,123,890,583	2,358,752,290	280,990,054
NET ASSETS:
Beginning of year	1,589,856,215	465,965,632	447,887,447	166,897,393
End of year	$8,588,013,749	$1,589,856,215	$2,806,639,737	$447,887,447
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	29,605,000	13,505,000	8,500,000	5,050,000
Shares sold	113,400,000	17,450,000	38,100,000	4,600,000
Shares redeemed	(41,250,000)	(1,350,000)	(12,000,000)	(1,150,000)
Shares outstanding, end of year	101,755,000	29,605,000	34,600,000	8,500,000

(1)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Innovation ETF		ARK Next Generation Internet ETF
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2021	Year Ended July 31, 2020
OPERATIONS:
Net investment loss(1)	$(112,129,063)	$(17,374,329)	$(35,094,816)	$(4,383,013)
Net realized gain on investments and foreign currency transactions	4,139,590,008	164,743,201	1,184,280,101	107,592,407
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,127,085,783)	1,753,696,002	(245,805,204)	494,848,037
Net increase in net assets resulting from operations	2,900,375,162	1,901,064,874	903,380,081	598,057,431
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(291,314,175)	(7,062,842)	(68,580,176)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	24,078,752,000	2,631,373,836	6,018,769,322	1,186,185,851
Cost of shares redeemed	(10,324,983,217)	(124,030,220)	(2,959,974,254)	(295,858,352)
Net increase in net assets resulting from shareholder transactions	13,753,768,783	2,507,343,616	3,058,795,068	890,327,499
Increase in net assets	16,362,829,770	4,401,345,648	3,893,594,973	1,488,384,930
NET ASSETS:
Beginning of year	6,132,599,084	1,731,253,436	1,920,044,943	431,660,013
End of year	$22,495,428,854	$6,132,599,084	$5,813,639,916	$1,920,044,943
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	76,300,000	35,800,000	19,300,000	8,250,000
Shares sold	198,750,000	42,950,000	41,000,000	15,900,000
Shares redeemed	(87,450,000)	(2,450,000)	(20,850,000)	(4,850,000)
Shares outstanding, end of year	187,600,000	76,300,000	39,450,000	19,300,000

(1)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Fintech Innovation ETF		ARK Space Exploration & Innovation ETF
	Year Ended July 31, 2021	Year Ended July 31, 2020	March 30, 2021(1) to July 31, 2021
OPERATIONS:
Net investment loss(2)	$(15,112,557)	$(446,510)	$(527,856)
Net realized gain (loss) on investments and foreign currency transactions	50,001,871	2,510,078	(15,013,887)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(57,496,048)	77,375,699	4,575,517
Net increase (decrease) in net assets resulting from operations	(22,606,734)	79,439,267	(10,966,226)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(7,191,728)	(1,037,795)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,293,672,073	197,037,365	692,463,575
Cost of shares redeemed	(1,000,941,520)	(2,334,638)	(73,944,045)
Net increase in net assets resulting from shareholder transactions	3,292,730,553	194,702,727	618,519,530
Increase in net assets	3,262,932,091	273,104,199	607,553,304
NET ASSETS:
Beginning of period	347,336,969	74,232,770	—
End of period	$3,610,269,060	$347,336,969	$607,553,304
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	9,600,001	3,250,001	—
Shares sold	81,600,000	6,450,000	33,500,001
Shares redeemed	(19,950,000)	(100,000)	(3,650,000)
Shares outstanding, end of period	71,250,001	9,600,001	29,850,001

(1)
Commencement of operations.

(2)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	The 3D Printing ETF		The ARK Israel Innovative Technology ETF
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2021	Year Ended July 31, 2020
OPERATIONS:
Net investment income (loss)(1)	$15,921	$(1,239)	$287,036	$(31,574)
Net realized gain (loss) on investments and foreign currency transactions	37,422,039	(599,061)	(5,519,914)	(355,242)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(65,606,758)	1,419,632	(28,479,379)	5,366,586
Net increase (decrease) in net assets resulting from operations	(28,168,798)	819,332	(33,712,257)	4,979,770
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	—	(23,952)	—	(392,106)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	660,321,260	8,287,730	347,145,781	26,567,457
Cost of shares redeemed	(157,866,003)	(7,537,609)	(77,840,654)	(2,543,189)
Net increase in net assets resulting from shareholder transactions	502,455,257	750,121	269,305,127	24,024,268
Increase in net assets	474,286,459	1,545,501	235,592,870	28,611,932
NET ASSETS:
Beginning of year	41,217,067	39,671,566	48,123,476	19,511,544
End of year	$515,503,526	$41,217,067	$283,716,346	$48,123,476
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	1,850,001	1,800,001	1,925,001	950,001
Shares sold	15,800,000	400,000	10,100,000	1,100,000
Shares redeemed	(4,100,000)	(350,000)	(2,650,000)	(125,000)
Shares outstanding, end of year	13,550,001	1,850,001	9,375,001	1,925,001

(1)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Financial Highlights
ARK Genomic Revolution ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016
Per Share Data:
Net asset value, beginning of period	$53.70	$34.50	$29.36	$22.24	$18.03	$20.85
Net investment loss(2)	(0.24)	(0.28)	(0.19)	(0.18)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	31.73	20.53	5.80	7.63	4.33	(2.70)
Total gain (loss) from investment operations	31.49	20.25	5.61	7.45	4.21	(2.82)
Distributions to shareholders:
Net realized gains	(0.79)	(1.05)	(0.47)	(0.33)	—	—
Total distributions	(0.79)	(1.05)	(0.47)	(0.33)	—	—
Net asset value, end of period	$84.40	$53.70	$34.50	$29.36	$22.24	$18.03
Market value, end of period	$84.35	$53.70	$34.58	$29.40	$22.29	$18.01
Total Return at Net Asset Value(3)	58.48%	60.41%	19.87%	33.80%	23.34%	(13.52)%
Total Return at Market Value(3)	58.39%	60.05%	20.00%	33.66%	23.77%	(14.77)%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$8,588,014	$1,589,856	$465,966	$232,115	$23,460	$7,302
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%(4)	0.90%
Net investment loss(5)	(0.28)%	(0.73)%	(0.63)%	(0.64)%	(0.67)%(4)	(0.67)%
Portfolio turnover rate(6)	45%	50%	64%	80%	65%	77%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(6)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Autonomous Technology & Robotics ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016
Per Share Data:
Net asset value, beginning of period	$52.69	$33.05	$34.93	$29.59	$21.14	$18.33
Net investment loss(2)	(0.33)	(0.13)	(0.13)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	29.42	19.77	(0.91)	5.89	8.52	3.07
Total gain (loss) from investment operations	29.09	19.64	(1.04)	5.84	8.45	3.00
Distributions to shareholders:
Net investment income	—	—	—	(0.02)	—	—
Net realized gains	(0.66)	—	(0.84)	(0.48)	—	(0.19)
Total distributions	(0.66)	—	(0.84)	(0.50)	—	(0.19)
Net asset value, end of period	$81.12	$52.69	$33.05	$34.93	$29.59	$21.14
Market value, end of period	$81.18	$52.78	$33.06	$35.01	$29.63	$21.14
Total Return at Net Asset Value(3)	55.31%	59.43%	(2.66)%	19.86%	39.97%	16.43%
Total Return at Market Value(3)	55.17%	59.65%	(2.84)%	19.98%	40.16%	15.84%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$2,806,640	$447,887	$166,897	$155,448	$66,578	$15,853
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%(4)	0.89%
Net investment loss(5)	(0.41)%	(0.34)%	(0.39)%	(0.15)%	(0.31)%(4)	(0.38)%
Portfolio turnover rate(6)	86%	71%	54%	57%	44%	67%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(6)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016
Per Share Data:
Net asset value, beginning of period	$80.37	$48.36	$44.51	$29.59	$20.60	$20.06
Net investment loss(2)	(0.75)	(0.38)	(0.30)	(0.13)	(0.15)	(0.15)
Net realized and unrealized gain on investments	42.33	32.58	5.32	15.54(3)	9.14	1.16
Total gain from investment operations	41.58	32.20	5.02	15.41	8.99	1.01
Distributions to shareholders:
Net investment income	—	—	—	(0.09)	—	—
Net realized gains	(2.04)	(0.19)	(1.17)	(0.40)	—	(0.47)
Total distributions	(2.04)	(0.19)	(1.17)	(0.49)	—	(0.47)
Net asset value, end of period	$119.91	$80.37	$48.36	$44.51	$29.59	$20.60
Market value, end of period	$120.00	$80.37	$48.46	$44.55	$29.62	$20.61
Total Return at Net Asset Value(4)	51.65%	66.82%	12.14%	52.38%(3)	43.64%	4.98%
Total Return at Market Value(4)	51.76%	66.47%	12.27%	52.38%(3)	43.72%	4.90%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$22,495,429	$6,132,599	$1,731,253	$1,170,588	$85,813	$9,271
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%(5)	0.89%
Net investment loss(6)	(0.63)%	(0.70)%	(0.67)%	(0.33)%	(0.67)%(5)	(0.76)%
Portfolio turnover rate(7)	71%	80%	80%	89%	70%	110%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Based on average daily shares outstanding.

(3)
The Adviser has reimbursed the Fund $15,999 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(7)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Next Generation Internet ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	Year Ended August 31, 2016
Per Share Data:
Net asset value, beginning of period	$99.48	$52.32	$55.10	$36.82	$24.42	$22.02
Net investment loss(2)	(0.98)	(0.45)	(0.33)	(0.09)	(0.17)	(0.17)
Net realized and unrealized gain on investments	50.76	47.61	3.09	19.32(3)	12.57	3.10
Total gain from investment operations	49.78	47.16	2.76	19.23	12.40	2.93
Distributions to shareholders:
Net investment income	—	—	—	(0.13)	—	—
Net realized gains	(1.89)	—	(5.54)	(0.82)	—	(0.53)
Total distributions	(1.89)	—	(5.54)	(0.95)	—	(0.53)
Net asset value, end of period	$147.37	$99.48	$52.32	$55.10	$36.82	$24.42
Market value, end of period	$147.55	$99.49	$52.48	$55.08	$36.85	$24.38
Total Return at Net Asset Value(4)	50.06%	90.13%	7.49%	52.71%(3)	50.77%	13.43%
Total Return at Market Value(4)	50.24%	89.58%	7.80%	52.53%(3)	51.15%	13.83%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$5,813,640	$1,920,045	$431,660	$672,276	$68,109	$14,654
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%(5)	0.89%
Net investment loss(6)	(0.69)%	(0.68)%	(0.63)%	(0.18)%	(0.62)%(5)	(0.78)%
Portfolio turnover rate(7)	120%	93%	92%	68%	52%	86%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Based on average daily shares outstanding.

(3)
The Adviser has reimbursed the Fund $13,774 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(7)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Fintech Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	For the Period February 4, 2019(1) through July 31, 2019
Per Share Data:
Net asset value, beginning of period	$36.18	$22.84	$20.00
Net investment loss(2)	(0.30)	(0.10)	(0.03)
Net realized and unrealized gain on investments	14.97	13.74	2.87
Total gain from investment operations	14.67	13.64	2.84
Distributions to shareholders:
Net realized gains	(0.18)	(0.30)	—
Total distributions	(0.18)	(0.30)	—
Net asset value, end of period	$50.67	$36.18	$22.84
Market value, end of period	$50.68	$36.26	$22.86
Total Return at Net Asset Value(3)	40.58%	60.36%	14.21%
Total Return at Market Value(3)	40.29%	60.59%	14.30%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$3,610,269	$347,337	$74,233
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%(4)
Net investment loss(5)	(0.60)%	(0.40)%	(0.24)%(4)
Portfolio turnover rate(6)	78%	55%	22%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(6)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Space Exploration & Innovation ETF
For a share outstanding throughout the period presented.
For the Period March 30, 2021(1) through July 31, 2021
Per Share Data:
Net asset value, beginning of period	$20.00
Net investment loss(2)	(0.02)
Net realized and unrealized loss on investments	0.37
Total loss from investment operations	0.35
Net asset value, end of period	$20.35
Market value, end of period	$20.34
Total Return at Net Asset Value(3)	1.77%
Total Return at Market Value(3)	1.70%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$607,553
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	0.75%(4)
Expenses, net of expense waivers and reimbursements	0.71%(4)
Net investment loss(5)	(0.26)%(4)
Portfolio turnover rate(6)	46%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(6)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
The 3D Printing ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)	For the Period July 19, 2016(2) through August 31, 2016
Per Share Data:
Net asset value, beginning of period	$22.28	$22.04	$24.22	$25.52	$20.81	$20.00
Net investment income (loss)(3)	0.00(4)	(0.00)(4)	(0.01)	(0.04)	(0.03)	0.00(4)
Net realized and unrealized gain (loss) on investments	15.76	0.25	(2.01)	(0.73)	4.74	0.81
Total gain (loss) from investment operations	15.76	0.25	(2.02)	(0.77)	4.71	0.81
Distributions to shareholders:
Net investment income	—	(0.01)	—	—	(0.00)(4)	—
Net realized gains	—	—	(0.16)	(0.53)	—	—
Total distributions	—	(0.01)	(0.16)	(0.53)	—	—
Net asset value, end of period	$38.04	$22.28	$22.04	$24.22	$25.52	$20.81
Market value, end of period	$38.00	$22.16	$22.25	$24.32	$25.52	$20.90
Total Return at Net Asset Value(5)	70.76%	1.15%	(8.25)%	(3.05)%	22.64%	4.05%
Total Return at Market Value(5)	71.48%	(0.34)%	(7.76)%	(2.64)%	22.11%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$515,504	$41,217	$39,672	$47,220	$35,726	$6,243
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.66%	0.66%	0.66%(6)	0.67%(6)
Net investment income (loss)(7)	0.00%(8)	0.00%(8)	(0.04)%	(0.17)%	(0.14)%(6)	0.19%(6)
Portfolio turnover rate(9)	59%	37%	51%	53%	65%	—%

(1)
The Trust changed its fiscal and tax reporting period from August 31 to July 31.

(2)
Commencement of operations.

(3)
Based on average daily shares outstanding.

(4)
Amount represents less than $0.005.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(6)
Annualized.

(7)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(8)
Amount represents less than 0.00%.

(9)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The ARK Israel Innovative Technology ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	For the Period December 5, 2017(1) through July 31, 2018
Per Share Data:
Net asset value, beginning of period	$25.00	$20.54	$20.85	$20.00
Net investment income (loss)(2)	0.05	(0.03)	0.08	(0.00)(3)
Net realized and unrealized gain on investments	5.21	4.97	0.18	0.85
Total gain from investment operations	5.26	4.94	0.26	0.85
Distributions to shareholders:
Net investment income	—	(0.48)	(0.57)	—
Total distributions	—	(0.48)	(0.57)	—
Net asset value, end of period	$30.26	$25.00	$20.54	$20.85
Market value, end of period	$30.15	$24.74	$20.64	$21.04
Total Return at Net Asset Value(4)	21.06%	24.31%	1.57%	4.27%
Total Return at Market Value(4)	21.87%	22.41%	1.20%	5.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$283,716	$48,123	$19,512	$21,896
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%(5)
Net investment income (loss)(6)	0.15%	(0.14)%	0.37%	(0.03)%(5)
Portfolio turnover rate(7)	88%	86%	57%	40%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Amount represents less than $0.005.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

(7)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
July 31, 2021
1. Organization
ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust consists of eight (8) investment portfolios: ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF, and The ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act.
The investment objective of the ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, and ARK Space Exploration & Innovation ETF is long-term growth of capital. The ARK Israel Innovative Technology ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israel Innovation Index. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. There can be no assurance that the Funds will achieve their respective investment objectives.
The Trust’s fiscal and tax reporting period is July 31.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. The following summarizes the significant accounting policies of the Funds:
Investment Valuation
The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by ARK Investment Management LLC (“Adviser”) in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (“Board”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.
Investment Transactions
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.
Dividend Distributions
Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.
Currency Translation
Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Notes to Financial Statements (continued)
July 31, 2021
3. Management and Other Agreements
Management
The ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, and ARK Space Exploration & Innovation ETF, each pay the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive unitary structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive unitary structure. The ARK Israel Innovative Technology ETF pays the Adviser a Management Fee of 0.48% in return for providing investment management and supervisory services under a comprehensive unitary structure. Subject to the supervision of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).
The Advisor has agreed to reduce their Management Fee for the ARK Space Exploration & Innovation ETF as a result of investing in The 3D Printing ETF. As such, the Management Fees in the Statement of Operations have been reduced by $86,395.
Administrator, Custodian, Transfer Agent and Accounting Agent
The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Distribution
Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.
Board of Trustees
Effective January 1, 2021, each Independent Trustee receives an annual retainer fee of  $170,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of  $25,000 and $15,000, respectively, for their service as such. Prior to this date, each Independent Trustee received an annual retainer fee of  $85,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also received an additional annual retainer fee of  $20,000 and $15,000, respectively, for their service as such.
4. Creation and Redemption Transactions
As of July 31, 2021, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.
Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares (25,000 shares with respect to the ARK Israel Innovative Technology ETF). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions may be imposed.

Notes to Financial Statements (continued)
July 31, 2021
5. Investment Transactions
The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the year ended July 31, 2021 were as follows:
Fund	Purchases	Sales
ARK Genomic Revolution ETF	$6,023,035,401	$3,043,421,546
ARK Autonomous Technology & Robotics ETF	2,026,997,640	1,785,755,500
ARK Innovation ETF	17,220,277,470	12,208,429,949
ARK Next Generation Internet ETF	6,291,894,318	5,972,889,535
ARK Fintech Innovation ETF	2,156,429,841	1,930,914,662
ARK Space Exploration & Innovation ETF	213,505,411	198,132,808
The 3D Printing ETF	189,700,001	184,641,196
The ARK Israel Innovative Technology ETF	163,991,779	169,818,608
For the year ended July 31, 2021, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:
	In-Kind
Fund	Subscriptions	Redemptions
ARK Genomic Revolution ETF	$7,515,842,556	$3,535,139,420
ARK Autonomous Technology & Robotics ETF	2,796,887,750	969,012,511
ARK Innovation ETF	18,611,885,596	10,296,283,190
ARK Next Generation Internet ETF	5,590,518,892	2,956,505,491
ARK Fintech Innovation ETF	3,972,934,652	935,384,284
ARK Space Exploration & Innovation ETF	670,995,540	70,264,106
The 3D Printing ETF	651,830,238	154,668,053
The ARK Israel Innovative Technology ETF	346,691,210	72,145,658
6. Federal Income Tax
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. The management of the Funds is required to analyze all open tax years (2018 − 2021), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.
At July 31, 2021, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution ETF	$9,270,375,013	$762,324,119	$(1,439,848,029)	$(677,523,910)
ARK Autonomous Technology & Robotics ETF	2,838,248,197	198,776,586	(222,356,196)	(23,579,610)
ARK Innovation ETF	21,910,871,348	2,420,186,414	(1,815,532,552)	604,653,862
ARK Next Generation Internet ETF	5,619,999,803	630,161,935	(422,968,595)	207,193,340
ARK Fintech Innovation ETF	3,657,089,669	286,601,312	(331,425,555)	(44,824,243)
ARK Space Exploration & Innovation ETF	614,076,444	23,230,607	(25,165,785)	(1,935,178)
The 3D Printing ETF	577,641,235	43,618,201	(105,755,795)	(62,137,594)
The ARK Israel Innovative Technology ETF	311,341,527	17,689,915	(44,891,520)	(27,201,605)
The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-REIT income and basis adjustments, grantor trust adjustments, and undistributed short-term capital gains treated as ordinary income for tax purposes.

Notes to Financial Statements (continued)
July 31, 2021
At July 31, 2021, the components of distributable earnings/loss on a tax basis were as follows:
Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution ETF	$32,103,509	$—	$—	$(677,523,910)	$(645,420,401)
ARK Autonomous Technology & Robotics ETF	—	729,419	(7,496,660)	(23,579,610)	(30,346,851)
ARK Innovation ETF	87,371,749	46,601,172	—	604,653,862	738,626,783
ARK Next Generation Internet ETF	6,287,756	35,775,962	—	207,193,340	249,257,058
ARK Fintech Innovation ETF	—	—	(183,568,907)	(44,838,580)	(228,407,487)
ARK Space Exploration & Innovation ETF	—	—	(10,320,213)	(1,936,771)	(12,256,984)
The 3D Printing ETF	6,420	—	(19,425,109)	(62,139,260)	(81,557,949)
The ARK Israel Innovative Technology ETF	726,959	—	(18,107,188)	(27,202,123)	(44,582,352)
At July 31, 2021, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:
Fund	Total Distributable Earnings	Paid-in Capital
ARK Genomic Revolution ETF	$(1,010,263,903)	$1,010,263,903
ARK Autonomous Technology & Robotics ETF	(330,650,278)	330,650,278
ARK Innovation ETF	(3,878,564,114)	3,878,564,114
ARK Next Generation Internet ETF	(1,071,028,708)	1,071,028,708
ARK Fintech Innovation ETF	(283,292,512)	283,292,512
ARK Space Exploration & Innovation ETF	(1,290,758)	1,290,758
The 3D Printing ETF	(46,566,867)	46,566,867
The ARK Israel Innovative Technology ETF	(13,781,738)	13,781,738
The tax character of distributions paid during the years indicated was as follows:
	Period Ended July 31, 2021		Period Ended July 31, 2020
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Genomic Revolution ETF	$39,550,514	$22,834,200	$15,340,243	$—
ARK Autonomous Technology & Robotics ETF	6,569,669	7,864,531	—	—
ARK Innovation ETF	231,952,950	59,361,225	7,062,842	—
ARK Next Generation Internet ETF	68,580,176	—	—	—
ARK Fintech Innovation ETF	7,119,392	72,336	1,037,795	—
ARK Space Exploration & Innovation ETF	—	—	—	—
The 3D Printing ETF	—	—	23,952	—
The ARK Israel Innovative Technology ETF	—	—	392,106	—

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2021, the Funds incurred and elected to defer to August 1, 2021 Post-October Losses and ordinary income losses as follows:
Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Genomic Revolution ETF	$—	$—
ARK Autonomous Technology & Robotics ETF	7,496,660	—
ARK Innovation ETF	—	—
ARK Next Generation Internet ETF	—	—
ARK Fintech Innovation ETF	—	—
ARK Space Exploration & Innovation ETF	—	—
The 3D Printing ETF	—	—
The ARK Israel Innovative Technology ETF	—	—

Notes to Financial Statements (continued)
July 31, 2021
At July 31, 2021, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.
	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution ETF	$—	$—	$—
ARK Autonomous Technology & Robotics ETF	—	—	—
ARK Innovation ETF	—	—	—
ARK Next Generation Internet ETF	—	—	—
ARK Fintech Innovation ETF	183,568,907	—	183,568,907
ARK Space Exploration & Innovation ETF	10,320,213	—	10,320,213
The 3D Printing ETF	13,257,088	6,168,021	19,425,109
The ARK Israel Innovative Technology ETF	17,719,738	387,450	18,107,188
7. Indemnification Obligations
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
8. Investment Risks
Concentration Risk: The ARK Autonomous Technology & Robotics ETF will be concentrated in securities of issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Fintech Innovation ETF will be concentrated in securities of issuers having their principal business activities in the communication, technology and financials group of industries. The ARK Genomic Revolution ETF will be concentrated in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Next Generation Internet ETF will be concentrated in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry. The 3D Printing ETF, The ARK Space Exploration & Innovation ETF and the ARK Israel Innovative Technology ETF may each invest 25% or more of the value of its respective net assets in securities of issuers in any one industry or group of industries if the applicable index that the Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF will not be concentrated in any industry.
As of July 31, 2021, the ARK Genomic Revolution ETF had more than 25% of its assets invested in the biotechnology industry, the ARK Space Exploration & Innovation ETF had more than 25% of its assets invested in the aerospace & defense industry and the 3D Printing ETF had more than 25% of its assets invested in the software industry. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.
The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.
Market Risk: A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance as well as the operations of the Trust. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers, disrupt the Funds’ operations, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting. The recent pandemic spread of COVID-19 and related geopolitical events could lead to increased market volatility, disruption to

Notes to Financial Statements (concluded)
July 31, 2021
U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.
9. Subsequent Events
Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
ARK ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF, and The ARK Israel Innovative Technology ETF (the “Funds”), each a series of ARK ETF Trust (the “Trust”), including the schedules of investments, as of July 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting ARK ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF	For the year ended July 31, 2021	For each of the two years in the period ended July 31, 2021	For each of the four years in the period ended July 31, 2021, for the eleven months ended July 31, 2017 and for the year ended August 31, 2016
ARK Fintech Innovation ETF	For the year ended July 31, 2021	For each of the two years in the period ended July 31, 2021	For the each of the two years in the period ended July 31, 2021 and for the period February 4, 2019 (commencement of operations) through July 31, 2019
ARK Space Exploration & Innovation ETF	For the period March 30, 2021 (commencement of operations) through July 31, 2021	For the period March 30, 2021 (commencement of operations) through July 31, 2021	For the period March 30, 2021 (commencement of operations) through July 31, 2021
The 3D Printing ETF	For the year ended July 31, 2021	For each of the two years in the period ended July 31, 2021	For each of the four years in the period ended July 31, 2021, for the eleven months ended July 31, 2017 and for the period July 19, 2016 (commencement of operations) through August 31, 2016
The ARK Israel Innovative Technology ETF	For the year ended July 31, 2021	For each of the two years in the period ended July 31, 2021	For each of the three years in the period ended July 31, 2021 and for the period December 5, 2017 through July 31, 2018

To the Board of Trustees and Shareholders of
ARK ETF Trust
Page Two
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2014.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers, and other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 24, 2021

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-Q (prior to March 31, 2020) or Form N-PORT (after March 31, 2020) the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-Q or Form N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 1-212-426-7040. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.
Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-212-426-7040 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.
Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.
Tax Information
Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended July 31, 2021.
	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution ETF	24%	5%
ARK Autonomous Technology & Robotics ETF	0%	0%
ARK Innovation ETF	5%	2%
ARK Next Generation Internet ETF	4%	2%
ARK Fintech Innovation ETF	7%	4%
ARK Space Exploration & Innovation ETF	0%	0%
The 3D Printing ETF	0%	0%
The ARK Israel Innovative Technology ETF	0%	0%

*
The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Liquidity Risk

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”), the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Fund liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The ARK Liquidity Committee (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from compliance and trading functions.
Each of the Funds qualifies as an “In-Kind ETF” under the Liquidity Rule, which means that it meets redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. In-Kind ETFs are exempt from certain Liquidity Rule requirements. The Program includes provisions regarding the maintenance of In-Kind ETF status.
At its March 23, 2021 meeting, the Board of Trustees (“Board”) reviewed a written report prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule. Among other things, this report summarized the Administrator’s annual liquidity risk assessment, testing for In-Kind ETF status and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The report noted the Administrator’s conclusion that the implementation and ongoing operation of the Program and related procedures were adequate and effective in managing the Funds’ liquidity risk.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts
Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider the continuation of  (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held via video conference on June 22, 2021 (“Meeting”), the Independent Trustees and their counsel reviewed and discussed with representatives of an independent data provider that had prepared a report which compared, among other things, each Fund’s performance, fees and expenses with those of comparable funds managed by other investment advisers in connection with the Independent Trustees’ consideration of the continuation of the Management Agreements. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreements, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.
After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:
(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio manager, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and investment advisory services to the Trust; and (ii) the terms of the Management Agreements. The Trustees considered ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreements. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.
Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that would continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.
(b) The investment performance of the Funds relative to comparable funds managed by other investment advisers. The Trustees considered a report prepared by an independent data provider, which compared the performance of each of the Funds to that of comparable ETFs as identified by such independent data provider and appropriate, recognized market indices for the one-year, three-year, five-year and since inception periods ended March 31, 2021, as applicable. The Trustees also considered ARK’s senior management’s discussion of the relative performance of the Funds for the period ended March 31, 2021 and year to date.
Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable ETFs and relevant market indices.
(c) A comparison of the advisory fees of the Funds with those of other funds and other funds and accounts managed by ARK with comparable investment strategies. The Trustees considered a report prepared by an independent data provider, which compared the advisory fees paid by the Funds with those paid by comparable ETFs as identified by such independent data provider. The Board noted that the advisory fee paid by each actively-managed Fund generally was below the applicable actively-managed peer group median and that the advisory fee paid by each passively-managed Fund was either below or in line with the applicable passively-managed peer group median. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board noted the relatively small number of ETFs in the Funds’ respective peer groups given the limited number of ETFs with strategies that are comparable to those of the Funds.
Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the advisory fee paid by each Fund was reasonable considering the services received by the Fund.

Board Approval of Management Agreements (Unaudited) (concluded)

(d) A comparison of the management fees (under the Supervision Agreement, which includes the advisory fees under the Investment Advisory Agreement) for the Funds with the fees of comparable funds and other accounts managed by other advisers. The Trustees considered a report prepared by an independent data provider, which compared the net expense ratios of the Funds with the net expense ratios of comparable ETFs as identified by such independent data provider. The Trustees noted that the actively-managed Funds’ net expense ratios were below the applicable actively-managed peer group median and that the passively managed Funds’ net expense ratios were either below or in line with the applicable passively-managed peer group median. The Trustees noted the relatively small number of ETFs in the Funds’ peer groups given the given the limited number of ETFs with strategies that are comparable to those of the Funds.
The Trustees also took into consideration ARK’s view that the unitary structure of the Funds’ management fees (which includes, among other things, the advisory fees) would continue to be easy to understand by investors and would provide a level of predictability with respect to the total expense ratios for the Funds.
Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the advisory fee and management fee, was reasonable.
(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and advisory fees and noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears most of the ordinary fees and expenses of each passively-managed Fund. The Trustees also noted that, although there currently are no breakpoints in any Fund’s management fees or advisory fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
Based on these considerations, the Trustees concluded that adding breakpoints at specified levels to the Funds’ management fees and advisory fees was not appropriate at that time.
(f) The cost of the services provided and profits realized by ARK from the relationship with the Funds. The Trustees considered that certain fees and expenses of the Funds had been assumed and paid by ARK in accordance with the Management Agreements. The Trustees noted that for the 2020 calendar year, all but two of the Funds had been profitable to ARK.
Based on the information provided to the Trustees, the Trustees concluded that ARK’s profitability was reasonable given the quality and scope of services provided by ARK and the overall investment performance of the Funds.
(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Funds. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Funds and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Funds.
The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Funds are reasonable.
(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements.
Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreements.
General Conclusion. Based on its consideration of all of the above factors, and such other information as it deemed appropriate and relevant, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, including the fees payable under those Agreements. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund for an additional one-year period.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2020, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.
Independent Trustees
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 51	Trustee	Since June 30, 2014
Chief Financial Officer, Sterling Consolidated Corp (since 2011); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).
Trustee and audit committee chairman of Global X ETF fund complex (2008 – 2018); Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer, 65	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005 – 2019).
Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (2015 – 2019); Trustee, Risk X Investment Funds (2016 – 2020); Director, United Capital Financial Planners (2008 – 2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018 – 2021).

Robert G. Zack, 73	Trustee	Since June 30, 2014
Adjunct Professor at the University of Virginia School of Law; Counsel, Dechert LLP
(2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer Funds (2002 – 2011).
Trustee of University of Virginia Law School Foundation (since 2011).

(1)
The address for each Trustee and officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.

(2)
Each Trustee serves until resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 65	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013
Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).

Executive Director, Wall Street Blockchain Alliance (since 2018); Independent Non-Executive Director, Amun Holdings Ltd (since 2018); Director, NexPoint Advisors: NexPoint Residential Trust Inc., NexPoint Real Estate Finance Inc. and VineBrook Homes Trust Inc. (since 2020); Director, MIMIK Technologies Inc. (since 2021); Board Member, Strange Brewing SA (since 2018).

(1)
The address for each Trustee and officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.

(2)
Each Trustee serves until resignation, death, retirement or removal.

Officer Information
Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 65	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015).
William C. Cox, 55	Treasurer and Chief Financial Officer	Since 6/30/14*	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2018).
Kellen Carter, 38	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16	Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016).
Thomas G. Staudt, 33	President Vice President	Since 12/16/16 03/27/15 – 12/16/16	Director of Product Development and Associate Operating Officer (2015 – 2016), Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018), Chief Operating Officer, ARK Investment Management LLC (since April 2018); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015).

(1)
The address for each officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.

(2)
Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com.
*
In January 2018, William C. Cox resigned from Foreside Financial Group. In his place, Joshua G. Hunter served as Treasurer & CFO of the Trust. In June 2018, William was subsequently hired as an employee of ARK Investment Management, LLC and resumed his responsibilities as Treasurer & CFO of the Trust.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
3 E. 28th Street, 7th Floor
New York, NY 10016
Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 S.16th Street, 29th Floor
Philadelphia, PA 19102

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.
ARK Invest | 3 E. 28th Street, 7th Floor, New York, NY 10016 | 212.426.7040 | info@ark-invest.com | ark-funds.com

(b)   Not applicable

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	The registrant does not intend to satisfy the disclosure requirements under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $105,000 for July 31, 2020 and $122,000 for July 31, 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2020 and $0 for July 31, 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,000 for July 31, 2020 and $32,000 for July 31, 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2020 and $0 for July 31, 2021.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 21%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2020 were $0 and for July 31, 2021 were $0.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ARK ETF Trust

By (Signature and Title)* /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer and Chief Investment Officer

(principal executive officer)

Date 9/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer and Chief Investment Officer

(principal executive officer)

Date 9/29/2021

By (Signature and Title)* /s/ William C. Cox

William C. Cox, Treasurer and Chief Financial Officer

(principal financial officer)

Date 9/29/2021

* Print the name and title of each signing officer under his or her signature.